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                                                                    EXHIBIT 7(b)
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[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

Proposed Insured #1:  Mr. SEPV 6 Simple Avg                   Death Benefit Option = Level                         Presented By:
Male, Age 55                                                  Total Initial Face Amount = 1,500,000                PL Producer
Select Nonsmoker                                              Premium Payment Interval = Annual

Proposed Insured #2:  Mrs.  Insured
Female, Age 55
Select Nonsmoker

                                                           Summary Page
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                                       Current Policy Charges (1)                    Guaranteed Policy Charges (2)
                                      Assuming Hypothetical Gross    Assuming Hypothetical Gross      Assuming Hypothetical Gross
                                      Annual Investment Return of    Annual Investment Return of      Annual Investment Return of
                                           6.00% (5.00% Net)              0.00% (-0.94% Net)                6.00% (5.00% Net)
                                     --------------------------------------------------------------------------------------------
                               [Net
                              Loans                  Net        Net               Net        Net                   Net        Net
     Annual-    Premiums  and With-   Accum'd     Surr'r      Death  Accum'd   Surr'r      Death    Accum'd     Surr'r      Death
        ized     Plus 5%    drawals     Value      Value    Benefit    Value    Value    Benefit      Value      Value    Benefit
Yr   Premium    Interest     (BOY)]     (EOY)      (EOY)      (EOY)    (EOY)    (EOY)      (EOY)      (EOY)      (EOY)      (EOY)
---------------------------------------------------------------------------------------------------------------------------------
 1    33,092     34,747        0       24,062      2,792  1,500,000   22,502    1,232  1,500,000     24,062      2,792  1,500,000
 2    33,092     71,231        0       49,313     30,406  1,500,000   44,776   25,870  1,500,000     49,313     30,406  1,500,000
 3    33,092    109,539        0       75,810     59,267  1,500,000   66,827   50,284  1,500,000     75,810     59,267  1,500,000
 4    33,092    149,763        0      103,614     89,434  1,500,000   88,655   74,475  1,500,000    103,614     89,434  1,500,000
 5    33,092    191,998        0      132,786    120,969  1,500,000  110,258   98,441  1,500,000    132,786    120,969  1,500,000
 6    33,092    236,345        0      163,391    153,938  1,500,000  131,636  122,183  1,500,000    163,391    153,938  1,500,000
 7    33,092    282,909        0      195,497    188,407  1,500,000  152,788  145,698  1,500,000    195,497    188,407  1,500,000
 8    33,092    331,801        0      229,173    224,446  1,500,000  173,710  168,984  1,500,000    229,173    224,446  1,500,000
 9    33,092    383,138        0      264,494    262,131  1,500,000  194,402  192,039  1,500,000    264,494    262,131  1,500,000
10    33,092    437,042        0      302,103    302,103  1,500,000  215,394  215,394  1,500,000    302,103    302,103  1,500,000

15    33,092    749,786        0      561,029    561,029  1,500,000  314,755  314,755  1,500,000    523,355    523,355  1,500,000
20    33,092  1,148,936        0      892,036    892,036  1,500,000  359,404  359,404  1,500,000    770,464    770,464  1,500,000
25    33,092  1,658,364        0    1,322,922  1,322,922  1,904,059  281,041  281,041  1,500,000  1,041,161  1,041,161  1,500,000
30    33,092  2,308,538        0    1,865,608  1,865,608  2,430,308       ##       ##         ##  1,323,363  1,323,363  1,723,931
35    33,092  3,138,343        0    2,542,791  2,542,791  3,082,634       ##       ##         ##  1,565,078  1,565,078  1,897,349


## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender Value'
column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column shown above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates.  Current cost of insurance rates for the base coverage are guaranteed for the first ten years from the date they are issued.


                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                              For: Mr. SEPV 6 Simple Avg

          Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                              SEP5 - CVAT - NonGI

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

[LOGO OF PACIFIC LIFE]                                       Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                            Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                             Form #PS01SP5 - For Presentation in CA
                                           Important Information About Your Illustration

------------------------------------------------------------------------------------------------------------------------------------
THIS IS AN              This is an illustration and not a contract. Although the information contained in this illustration is
ILLUSTRATION,           based on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice
NOT A CONTRACT          should be obtained from the applicant's own counsel or other advisor.

                        This illustration is prepared for presentation in the state of CA.

ILLUSTRATED                                         Death Benefit Option
BENEFITS:                                           --------------------
                                         Start              End                Option
                                            1                35                Level

                                                     Base Policy Face Amount
                                                     -----------------------
                                         Start              End                Amount
                                            1                35             1,500,000

                        The following rider has certain eligibility requirements and is subject to state availability. Ask your agent about the requirements and its current availability status.

                        This policy also includes the NO LAPSE GUARANTEE RIDER. This rider guarantees that the policy will not lapse until the older insured's age 75 as long as the minimum premium requirements are met. The annual required premium to keep the No Lapse Guarantee in effect is called the "No Lapse Premium".

                        Based upon the terms and conditions of the No Lapse Guarantee Rider, Pacific Life guarantees that the Total
                        Initial Face Amount will remain in force until the older insured's age 75, provided the premiums paid each month, net of loans and withdrawals for that period, is at least one-twelfth of the annual No Lapse Premium of $10,816.84.

                        Any benefit changes illustrated after the first policy year may result in a corresponding change in the No
                        Lapse Premium. IF THIS ILLUSTRATION INCLUDES ANY BENEFIT CHANGES AFTER THE FIRST POLICY YEAR, THESE CHANGES
                        MAY CAUSE THE "NO LAPSE PREMIUM" TO CHANGE.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                                For: Mr. SEPV 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                        If one-twelfth of the initial annual No Lapse Premium is not paid at the start of a policy month and assuming no prepayment of the No Lapse Premium, the No Lapse Guarantee will not be effective for that month.
                        If you have paid less than the "No Lapse Premium" in the past, then paying a No Lapse Guarantee "Catch-up
                        Amount" will enable you to satisfy the premium payment condition for the No Lapse Guarantee to be in effect.
                        The "Catch-Up Amount" is defined in the policy and will be quoted upon request.

                        In the event that the minimum premium requirements have been met and if the Net Accumulated Value is insufficient to pay the monthly deductions due, then the uncollected monthly deductions will accumulate at
                        4% annually in an account called the AV Pay-Off Account. Any premiums made during such time will be first allocated to the AV Pay-Off Account then to the Accumulated Value.

PREMIUM                 Illustrated periodic premium payments are assumed to be made one time per year at the beginning of
FREQUENCY:              each premium payment interval.
ANNUAL

TIMING OF               All values assume premiums and loan interest are paid when due.  If a payment is received without being
PAYMENTS                designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                        All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS                   You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS
                                                    Hypothetical Gross Earnings Rate

                                          Start           End            Gross             Net
                                             1             35            6.00%           5.01%

                        The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific Life, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                        The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                        For: Mr. SEPV 6 Simple Avg

           Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                         SEP5 - CVAT - NonGI

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

[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                             Form #PS01SP5 - For Presentation in CA

SUB-ACCOUNT             This illustration assumes that all net premiums (after deduction of premium load) have been allocated to the
ALLOCATION              variable investment options. The amounts shown for Death Benefits, Accumulated Values and Cash Surrender
                        Values in this illustration reflect an average aggregate investment advisory fee at an annual rate of 0.82%
                        of the average daily net assets of the portfolios. The policy values also reflect average aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of 0.11% of the average daily net assets of the portfolios. The total average aggregate net annualized expenses for the periods ending December 31, 2001 (including investment advisory fees and excluding any foreign taxes) is 0.93%.

                           Portfolio                  Investment    Operating
                                                    Advisory Fee     Expenses
                           Aggressive Equity               0.80%        0.07%
                           Aggressive Growth               1.00%        0.10%
                           Blue Chip                       0.95%        0.05%
                           Capital Opportunities           0.80%        0.11%
                           Diversified Research            0.90%        0.04%
                           Emerging Markets                1.10%        0.21%
                           Equity                          0.65%        0.05%
                           Equity Income                   0.95%        0.10%
                           Equity Index                    0.25%        0.04%
                           Financial Services              1.10%        0.10%
                           Focused 30                      0.95%        0.10%
                           Global Growth                   1.10%        0.66%
                           Growth LT                       0.75%        0.04%
                           Health Sciences                 1.10%        0.10%
                           High Yield Bond                 0.60%        0.03%
                           I-Net Tollkeeper                1.40%        0.07%
                           Inflation Managed               0.60%        0.06%
                           International Large-Cap         1.05%        0.09%
                           International Value             0.85%        0.08%
                           Large-Cap Core                  0.65%        0.04%
                           Large-Cap Value                 0.85%        0.03%
                           Managed Bond                    0.60%        0.04%
                           Mid-Cap Growth                  0.90%        0.10%
                           Mid-Cap Value                   0.85%        0.04%
                           Money Market                    0.33%        0.03%
                           Multi-Strategy                  0.65%        0.04%
                           Real Estate                     1.10%        0.05%
                           Research                        1.00%        0.10%
                           Small-Cap Equity                0.65%        0.04%
                           Small-Cap Index                 0.50%        0.07%
                           Strategic Value                 0.95%        0.10%
                           Technology                      1.10%        0.10%
                           Telecommunications              1.10%        0.11%

                           Brandes International Equity    0.75%        0.25%
                           Business Opportunity Value      0.65%        0.25%
                           Clifton Enhanced U.S. Equity    0.38%        0.25%
                           Frontier Capital Appreciation   0.90%        0.25%
                           Turner Core Growth              0.45%        0.25%

                        The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2001. The operating expenses for the
                        Business Opportunity Value, Equity Income, and Research portfolios are estimated. The advisory fee for the
                        I-Net Tollkeeper portfolio has been adjusted to reflect a fee reduction. The Large-Cap Core portfolio was formerly called the Equity Income portfolio. The Real Estate portfolio was formerly called the REIT portfolio.

                        Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                        Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                                 For: Mr. SEPV 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                       SEP5 - CVAT - NonGI
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[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
NET ANNUAL              After deduction of the investment advisory fees and other operating expenses, illustrated gross annual
RETURN                  investment returns of 0% and 6.00% correspond to approximate net annual rates of return of -0.93% and 5.01%
                        respectively.

                        The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.10% beginning in year 16, increasing to 0.30% in year 21. This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit. For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                        The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT           Net premiums or Accumulated Value may also be allocated to a choice of two fixed options:
OPTION(S)               Fixed Account and Fixed LT Account. At the beginning of each year, a current rate will be declared and guaranteed for that year. The guaranteed minimum annual interest rate on amounts allocated to the Fixed
                        Account is 3.00%. The guaranteed minimum annual interest rate on amounts allocated to the Fixed LT Account is 4.5% in years 1-10 on the Fixed LT Enhanced Guarantee Amount and 3% on any remaining premiums excess of the Fixed LT Enhanced Guarantee Amount. Beginning in the 11th policy year, the guaranteed minimum annual interest rate is 3%. The current rate is set at Pacific Life's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                        There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                        .  You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

                        .  You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.

                        .  Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time.
                           However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT
                           Account in any 12-month period.

                        .  Fixed Account:    Transfers out of the Fixed Account in any 12-month period are limited to the greater of
                                             $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                        .  Fixed LT Account: Transfers out of the Fixed LT Account in any 12-month period are limited to the greater of $5,000 or 10% of your policy's accumulated value.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                             For: Mr. SEPV 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                               SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                        There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                        For more information on the Fixed Account Option(s), please consult the product prospectus.

                        This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND          A Premium Load is deducted from each premium payment. The Accumulated Value is subject to several
CHARGES                 monthly charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                        The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

TRANSFERS               No charge is currently imposed upon a transfer of Accumulated Value between accounts. However, Pacific Life may assess such a charge at any future date.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                            For: Mr. SEPV 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                            SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
LOANS/PARTIAL           Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be
WITHDRAWALS             available under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                        This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of
                        3.25% in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is 3.00%. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.25% beginning in policy year 6. Pacific
                        Life reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution.
                        However, we will not reduce the effective annual rate to less than the 3.00% guaranteed rate. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                        The loan is automatically repaid from the Gross Death Benefit at the death of the second insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender
                        Value. The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                        The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                        A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.

FUTURE ACTION           If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER             Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

COLUMN                  Accumulated      The total value of the amounts in the Investment Options for the Policy as well as any
DEFINITIONS AND         Value            amounts set aside in the Loan Account, including any accrued earned interest, as of the
KEY TERMS                                end of the policy year.

                        Age (BOY)        The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                        BOY              Beginning of year.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                            For: Mr. SEPV 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                            SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                        Cash Surrender   The Accumulated Value minus any applicable Surrender Charge as of the end of the policy
                        Value (EOY)      year.

                        Cum. Premium     The illustrated premiums paid each year accumulated at a hypothetical rate of return of 5%.
                        Plus 5%

                        "Current Policy  Reflect current policy charges at the hypothetical gross earnings rate(s).
                        Charges" columns

                        EOY              End of year.

                        Estimated        Estimated dollar amount of any tax that may be due as a result of a policy loan or
                        Tax on           partial withdrawal.
                        Disbursements

                        Face Amount        The minimum death benefit for so long as the policy remains in force. The face amount may be increased or decreased under certain circumstances.

                        Fixed Account      An account that is part of Pacific Life's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                        Fixed LT           An account that is part of Pacific Life's general account to which all or a portion of
                        Account            the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                        Fixed LT           Represents the amount allocated to the Fixed LT Account that will be credited a minimum
                        Enhanced           guarantee annual interest rate of 4.5% in policy years 1-10. The Fixed LT Enhanced
                        Guarantee          Guarantee Amount for this illustration is $30,390.00.
                        Amount

                        "Guaranteed        Reflect maximum policy charges at 0% hypothetical gross investment return and at an
                        Policy             assumed hypothetical gross earnings rate.
                        Charges"
                        columns

                        Material           IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause
                        Change             the 7-Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time. In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                        Net Annual Loan    The loan amount taken in cash from a policy. This does not include loans taken to
                        (BOY)              pay loan interest.

                        Net Cash           Cash Surrender Value after deducting any outstanding loan amount.
                        Surrender Value

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                             For: Mr. SEPV 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                          SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                        Net Death          The amount payable upon the second insured's death. The death benefit proceeds are
                        Benefit (EOY)      always reduced by any outstanding loan balance and increased by any applicable rider benefits.

                        Partial            A partial withdrawal of a portion of the Net Cash Surrender Value. All illustrated
                        Withdrawal         partial withdrawals are based on current policy charges and hypothetical gross
                        (BOY)              earnings rate assumptions and may not be available if actual experience is different from the assumptions.

                        Premium Outlay     Annualized premiums that are the sum of the periodic payments you plan to make each year.

                        Variable           A separate account of Pacific Life or a subaccount of such a separate account, which
                        Investment         is used only to support the variable death benefits and policy values of variable life
                        Options            insurance policies, and the assets of which are segregated from Pacific Life's general account and our other separate accounts.

TAX INFORMATION         Although the information in this illustration is based on our understanding of the Internal Revenue Code
                        (IRC) and on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained from your own counsel or other tax advisor.

                        The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                              Assumed Income Tax Rate
                                                              -----------------------
                                                       Start            End                Rate
                                                           1             35              31.00%

                        Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                        Cash Value Accumulation Test: A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Cash Value Accumulation Test which requires that the accumulated value of the policy must not at any time exceed the net single premium which would be necessary to fund future benefits under the policy. Failure to qualify as life insurance will have adverse tax consequences.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                            For: Mr. SEPV 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SEP5 - CVAT - NonGI

[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                        Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-
                        deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a Modified Endowment Contract as defined in IRC Sec.
                        7702A: Withdrawals in the first 15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies. Withdrawals and policy loans may reduce policy values and death benefits.

                        If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                        If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                        Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-
                        taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay Premium limit on the policy being illustrated here is $75,458.68.

                        Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay
                        Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a Material Change then the 'measuring year' will run between anniversaries of the Material
                        Change date instead. Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                        Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                        If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                        Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS
                        POLICY WOULD NOT BECOME A MEC.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                             For: Mr. SEPV 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - CVAT - NonGI

[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
PREMIUM LIMITS
SUMMARY
                                   Initial Seven Pay Premium:            $ 75,458.68

                        When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.

                              END OF SUMMARY PAGE

Presented by: PL Producer                             For: Mr. SEPV 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                       SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                          Pacific Select Estate Preserver V - CVAT Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

Proposed Insured #1: Mr. SEPV 12 Simple Avg                 Death Benefit Option = Level                         Presented By:
Male, Age 55                                                Total Initial Face Amount = 1,500,000                PL Producer
Select Nonsmoker                                            Premium Payment Interval = Annual

Proposed Insured #2: Mrs.  Insured
Female, Age 55
Select Nonsmoker

                                                                   Summary Page
------------------------------------------------------------------------------------------------------------------------------------

                                       Current Policy Charges (1)                     Guaranteed Policy Charges (2)
                                       Assuming Hypothetical Gross   Assuming Hypothetical Gross       Assuming Hypothetical Gross
                                       Annual Investment Return of   Annual Investment Return of       Annual Investment Return of
                                           12.00% (10.95% Net)           0.00% (-0.94% Net)                12.00% (10.95% Net)
                                     -----------------------------------------------------------------------------------------------
                             [Net
                            Loans                   Net         Net               Net        Net                     Net         Net
    Annual-   Premiums  and With-    Accum'd     Surr'r       Death  Accum'd   Surr'r      Death     Accum'd      Surr'r       Death
       ized    Plus 5%    drawals      Value      Value     Benefit    Value    Value    Benefit       Value       Value     Benefit
Yr  Premium   Interest     (BOY)]      (EOY)      (EOY)       (EOY)    (EOY)    (EOY)      (EOY)       (EOY)       (EOY)       (EOY)
------------------------------------------------------------------------------------------------------------------------------------
 1   33,092     34,747       0        25,627      4,357   1,500,000   22,502    1,232  1,500,000      25,627       4,357   1,500,000
 2   33,092     71,231       0        54,044     35,138   1,500,000   44,776   25,870  1,500,000      54,044      35,138   1,500,000
 3   33,092    109,539       0        85,552     69,009   1,500,000   66,827   50,284  1,500,000      85,552      69,009   1,500,000
 4   33,092    149,763       0       120,487    106,307   1,500,000   88,655   74,475  1,500,000     120,487     106,307   1,500,000
 5   33,092    191,998       0       159,218    147,401   1,500,000  110,258   98,441  1,500,000     159,218     147,401   1,500,000
 6   33,092    236,345       0       202,157    192,703   1,500,000  131,636  122,183  1,500,000     202,157     192,703   1,500,000
 7   33,092    282,909       0       249,757    242,667   1,500,000  152,788  145,698  1,500,000     249,757     242,667   1,500,000
 8   33,092    331,801       0       302,525    297,798   1,500,000  173,710  168,984  1,500,000     302,525     297,798   1,500,000
 9   33,092    383,138       0       361,019    358,656   1,500,000  194,402  192,039  1,500,000     361,019     358,656   1,500,000
10   33,092    437,042       0       426,459    426,459   1,500,000  215,394  215,394  1,500,000     426,459     426,459   1,500,000

15   33,092    749,786       0       925,550    925,550   1,762,405  314,755  314,755  1,500,000     890,735     890,735   1,696,113
20   33,092  1,148,936       0     1,765,252  1,765,252   2,884,612  359,404  359,404  1,500,000   1,613,915   1,613,915   2,637,310
25   33,092  1,658,364       0     3,192,430  3,192,430   4,594,811  281,041  281,041  1,500,000   2,665,554   2,665,554   3,836,487
30   33,092  2,308,538       0     5,571,292  5,571,292   7,257,662       ##       ##         ##   4,103,371   4,103,371   5,345,418
35   33,092  3,138,343       0     9,508,030  9,508,030  11,526,615       ##       ##         ##   5,928,827   5,928,827   7,187,537

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender Value'
column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column shown above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates. Current cost of insurance rates for the base coverage are guaranteed for the first ten years from the date they are issued.


                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                    For: Mr. SEPV 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

                                           Important Information About Your Illustration

------------------------------------------------------------------------------------------------------------------------------------
THIS IS AN               This is an illustration and not a contract. Although the information contained in this illustration is
ILLUSTRATION,            based on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice
NOT A CONTRACT           should be obtained from the applicant's own counsel or other advisor.

                         This illustration is prepared for presentation in the state of CA.

ILLUSTRATED                                               Death Benefit Option
BENEFITS:                                                 --------------------

                                        Start                      End                     Option
                                            1                       35                     Level




                                                         Base Policy Face Amount
                                                         -----------------------

                                        Start                      End                        Amount
                                            1                       35                     1,500,000

                         The following rider has certain eligibility requirements and is subject to state availability. Ask your agent about the requirements and and its current availability status.

                         This policy also includes the NO LAPSE GUARANTEE RIDER. This rider guarantees that the policy will not lapse until the older insured's age 75 as long as the minimum premium requirements are met. The annual required premium to keep the No Lapse Guarantee in effect is called the "No Lapse Premium".

                         Based upon the terms and conditions of the No Lapse Guarantee Rider, Pacific Life guarantees that the Total
                         Initial Face Amount will remain in force until the older insured's age 75, provided the premiums paid each month, net of loans and withdrawals for that period, is at least one-twelfth of the annual No Lapse Premium of $10,816.84.

                         Any benefit changes illustrated after the first policy year may result in a corresponding change in the No
                         Lapse Premium. IF THIS ILLUSTRATION INCLUDES ANY BENEFIT CHANGES AFTER THE FIRST POLICY YEAR, THESE CHANGES
                         MAY CAUSE THE "NO LAPSE PREMIUM" TO CHANGE.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                                For: Mr. SEPV 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                         If one-twelfth of the initial annual No Lapse Premium is not paid at the start of a policy month and assuming no prepayment of the No Lapse Premium, the No Lapse Guarantee will not be effective for that month. If you have paid less than the "No Lapse Premium" in the past, then paying a No Lapse Guarantee
                         "Catch-up Amount" will enable you to satisfy the premium payment condition for the No Lapse Guarantee to be in effect. The "Catch-Up Amount" is defined in the policy and will be quoted upon request.

                         In the event that the minimum premium requirements have been met and if the Net Accumulated Value is insufficient to pay the monthly deductions due, then the uncollected monthly deductions will accumulate at
                         4% annually in an account called the AV Pay-Off Account. Any premiums made during such time will be first allocated to the AV Pay-Off Account then to the Accumulated Value.

PREMIUM                  Illustrated periodic premium payments are assumed to be made one time per year at the beginning of each
FREQUENCY:               premium payment interval.
ANNUAL

TIMING OF                All values assume premiums and loan interest are paid when due. If a payment is received without being
PAYMENTS                 designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                         All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS                    You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS

                                                  Hypothetical Gross Earnings Rate
                                                  --------------------------------

                                        Start              End             Gross           Net
                                            1               35            12.00%        10.96%


                         The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific Life, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                         The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                                For: Mr. SEPV 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

SUB-ACCOUNT              This illustration assumes that all net premiums (after deduction of premium load) have been allocated to
ALLOCATION               the variable investment options. The amounts shown for Death Benefits, Accumulated Values and Cash
                         Surrender Values in this illustration reflect an average aggregate investment advisory fee at an annual rate of 0.82% of the average daily net assets of the portfolios. The policy values also reflect average aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of 0.11% of the average daily net assets of the portfolios. The total average aggregate net annualized expenses for the periods ending
                         December 31, 2001 (including investmsnet advisory fees and excluding any foreign taxes) is 0.93%.

                                   Portfolio                 Investment    Operating
                                                           Advisory Fee     Expenses
                                  Aggressive Equity               0.80%        0.07%
                                  Aggressive Growth               1.00%        0.10%
                                  Blue Chip                       0.95%        0.05%
                                  Capital Opportunities           0.80%        0.11%
                                  Diversified Research            0.90%        0.04%
                                  Emerging Markets                1.10%        0.21%
                                  Equity                          0.65%        0.05%
                                  Equity Income                   0.95%        0.10%
                                  Equity Index                    0.25%        0.04%
                                  Financial Services              1.10%        0.10%
                                  Focused 30                      0.95%        0.10%
                                  Global Growth                   1.10%        0.66%
                                  Growth LT                       0.75%        0.04%
                                  Health Sciences                 1.10%        0.10%
                                  High Yield Bond                 0.60%        0.03%
                                  I-Net Tollkeeper                1.40%        0.07%
                                  Inflation Managed               0.60%        0.06%
                                  International Large-Cap         1.05%        0.09%
                                  International Value             0.85%        0.08%
                                  Large-Cap Core                  0.65%        0.04%
                                  Large-Cap Value                 0.85%        0.03%
                                  Managed Bond                    0.60%        0.04%
                                  Mid-Cap Growth                  0.90%        0.10%
                                  Mid-Cap Value                   0.85%        0.04%
                                  Money Market                    0.33%        0.03%
                                  Multi-Strategy                  0.65%        0.04%
                                  Real Estate                     1.10%        0.05%
                                  Research                        1.00%        0.10%
                                  Small-Cap Equity                0.65%        0.04%
                                  Small-Cap Index                 0.50%        0.07%
                                  Strategic Value                 0.95%        0.10%
                                  Technology                      1.10%        0.10%
                                  Telecommunications              1.10%        0.11%

                                  Brandes International Equity    0.75%        0.25%
                                  Business Opportunity Value      0.65%        0.25%
                                  Clifton Enhanced U.S. Equity    0.38%        0.25%
                                  Frontier Capital Appreciation   0.90%        0.25%
                                  Turner Core Growth              0.45%        0.25%

                         The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2001. The operating expenses for the Business Opportunity Value, Equity Income, and Research portfolios are estimated. The advisory fee for the I-Net Tollkeeper portfolio has been adjusted to reflect a fee reduction. The Large-Cap Core portfolio was formerly called the Equity Income portfolio. The Real Estate portfolio was formerly called the REIT portfolio.

                         Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                         Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.



                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                                For: Mr. SEPV 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
NET ANNUAL               After deduction of the investment advisory fees and other operating expenses, illustrated gross annual
RETURN                   investment returns of 0% and 12.00% correspond to approximate net annual rates of return of -0.93% and
                         10.96% respectively.

                         The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.10% beginning in year 16, increasing to 0.30% in year 21. This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit. For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                         The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT            Net premiums or Accumulated Value may also be allocated to a choice of two fixed options: Fixed Account and
OPTION(S)                Fixed LT Account. At the beginning of each year, a current rate will be declared and guaranteed for that year. The guaranteed minimum annual interest rate on amounts allocated to the Fixed Account is 3.00%. The guaranteed minimum annual interest rate on amounts allocated to the Fixed LT Account is 4.5% in years 1-10 on the Fixed LT Enhanced Guarantee Amount and 3% on any remaining premiums excess of the Fixed LT Enhanced
                         Guarantee Amount. Beginning in the 11th policy year, the guaranteed minimum annual interest rate is 3%. The current rate is set at Pacific Life's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                         There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                         . You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

                         . You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.

                         . Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time.
                           However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT
                           Account in any 12-month period.

                         . Fixed Account:    Transfers out of the Fixed Account in any 12-month period are limited to the greater of
                                             $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                         . Fixed LT Account: Transfers out of the Fixed LT Account in any 12-month period are limited to the greater of $5,000 or 10% of your policy's accumulated value.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                            For: Mr. SEPV 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                         There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                         For more information on the Fixed Account Option(s), please consult the product prospectus.

                         This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND           A Premium Load is deducted from each premium payment. The Accumulated Value is subject to several monthly
CHARGES                  charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                         The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

TRANSFERS                No charge is currently imposed upon a transfer of Accumulated Value between accounts. However, Pacific Life may assess such a charge at any future date.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                            For: Mr. SEPV 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
LOANS/PARTIAL            Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be a
WITHDRAWALS              vailable under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                         This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of
                         3.25% in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is 3.00%. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.25% beginning in policy year 6.
                         Pacific Life reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution.
                         However, we will not reduce the effective annual rate to less than the 3.00% guaranteed rate. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                         The loan is automatically repaid from the Gross Death Benefit at the death of the second insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net
                         Surrender Value. The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                         The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                         A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.

FUTURE ACTION            If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER              Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

COLUMN                   Accumulated         The total value of the amounts in the Investment Options for the Policy as well as any
DEFINITIONS AND          Value               amounts set aside in the Loan Account, including any accrued earned interest, as of the
KEY TERMS                                    end of the policy year.

                         Age (BOY)           The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                         BOY                 Beginning of year.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                            For: Mr. SEPV 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                        Cash Surrender           The Accumulated Value minus any applicable Surrender Charge as of the end of the
                        Value (EOY)              policy year.

                        Cum. Premium             The illustrated premiums paid each year accumulated at a hypothetical rate of
                        Plus 5%                  return of 5%.

                        "Current Policy          Reflect current policy charges at the hypothetical gross earnings rate(s).
                        Charges"
                        columns

                        EOY                      End of year.

                        Estimated Tax on         Estimated dollar amount of any tax that may be due as a result of a policy loan or
                        Disbursements            partial withdrawal.

                        Face Amount              The minimum death benefit for so long as the policy remains in force. The face amount may be increased or decreased under certain circumstances.

                        Fixed Account            An account that is part of Pacific Life's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest
                                                 (which may not be less than 3.0%) declared by Pacific Life.

                        Fixed LT                 An account that is part of Pacific Life's general account to which all or a
                        Account                  portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                        Fixed LT                 Represents the amount allocated to the Fixed LT Account that will be credited a
                        Enhanced                 minimum guarantee annual interest rate of 4.5% in policy years 1-10. The Fixed
                        Guarantee                LT Enhanced Guarantee Amount for this illustration is $30,390.00.
                        Amount

                        "Guaranteed              Reflect maximum policy charges at 0% hypothetical gross investment return and at
                        Policy Charges"          an assumed hypothetical gross earnings rate.
                        columns

                        Material Change          IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the 7-Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time. In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                        Net Annual Loan          The loan amount taken in cash from a policy. This does not include loans taken
                        (BOY)                    to pay loan interest.

                        Net Cash                 Cash Surrender Value after deducting any outstanding loan amount.
                        Surrender Value

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                            For: Mr. SEPV 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                         Net Death                The amount payable upon the second insured's death. The death benefit proceeds
                         Benefit (EOY)            are always reduced by any outstanding loan balance and increased by any applicable rider benefits.

                         Partial                  A partial withdrawal of a portion of the Net Cash Surrender Value. All
                         Withdrawal               illustrated partial withdrawals are based on current policy charges and
                         (BOY)                    hypothetical gross earnings rate assumptions and may not be available if actual experience is different from the assumptions.

                         Premium Outlay           Annualized premiums that are the sum of the periodic payments you plan to make each year.

                         Variable                 A separate account of Pacific Life or a subaccount of such a separate account,
                         Investment               which is used only to support the variable death benefits and policy values of
                         Options                  variable life insurance policies, and the assets of which are segregated from
                                                  Pacific Life's general account and our other separate accounts.

TAX INFORMATION          Although the information in this illustration is based on our understanding of the Internal Revenue Code
                         (IRC) and on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained from your own counsel or other tax advisor.

                         The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                             Assumed Income Tax Rate
                                                             -----------------------
                                              Start                      End                       Rate
                                                  1                       35                     31.00%

                         Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                         Cash Value Accumulation Test: A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Cash Value Accumulation Test which requires that the accumulated value of the policy must not at any time exceed the net single premium which would be necessary to fund the future benefits under the policy. Failure to qualify as life insurance will have adverse tax consequences.


                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                            For: Mr. SEPV 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                              SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                         Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-
                         deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a Modified Endowment Contract as defined in IRC
                         Sec. 7702A: Withdrawals in the first 15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies. Withdrawals and policy loans may reduce policy values and death benefits.

                         If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                         If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                         Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay
                         Premium limit on the policy being illustrated here is $75,458.68.

                         Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay
                         Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a Material Change then the 'measuring year' will run between anniversaries of the
                         Material Change date instead. Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                         Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                         If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                         Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS
                         POLICY WOULD NOT BECOME A MEC.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                            For: Mr. SEPV 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                              SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
PREMIUM LIMITS                      Initial Seven Pay Premium:                       $ 75,458.68
SUMMARY

                         When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.




                                                        END OF SUMMARY PAGE

Presented by: PL Producer                                                                                For: Mr. SEPV 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

Proposed Insured #1: Mr. SEPV 6 Weighted Avg            Death Benefit Option = Level               Presented By:
Male, Age 55                                            Total Initial Face Amount = 1,500,000      PL Producer
Select Nonsmoker                                        Premium Payment Interval = Annual

Proposed Insured #2: Mrs. Insured
Female, Age 55
Select Nonsmoker

                                                           Summary Page
------------------------------------------------------------------------------------------------------------------------------------

                                      Current Policy Charges (1)                      Guaranteed Policy Charges (2)
                                      Assuming Hypothetical Gross    Assuming Hypothetical Gross        Assuming Hypothetical Gross
                                      Annual Investment Return of    Annual Investment Return of        Annual Investment Return of
                                           6.00% (5.25% Net)              0.00% (-0.71% Net)                  6.00% (5.25% Net)
                                     -----------------------------------------------------------------------------------------------
                              [Net
                             Loans                   Net         Net                Net        Net                   Net         Net
    Annual-   Premiums   and With-    Accum'd     Surr'r       Death  Accum'd    Surr'r      Death    Accum'd     Surr'r       Death
       ized    Plus 5%     drawals      Value      Value     Benefit    Value     Value    Benefit      Value      Value     Benefit
Yr  Premium   Interest      (BOY)]      (EOY)      (EOY)       (EOY)    (EOY)     (EOY)      (EOY)      (EOY)      (EOY)       (EOY)
------------------------------------------------------------------------------------------------------------------------------------
  1  33,092     34,747        0        24,126      2,856   1,500,000   22,562     1,292  1,500,000     24,126      2,856   1,500,000
  2  33,092     71,231        0        49,503     30,596   1,500,000   44,948    26,042  1,500,000     49,503     30,596   1,500,000
  3  33,092    109,539        0        76,194     59,651   1,500,000   67,161    50,618  1,500,000     76,194     59,651   1,500,000
  4  33,092    149,763        0       104,267     90,087   1,500,000   89,200    75,020  1,500,000    104,267     90,087   1,500,000
  5  33,092    191,998        0       133,790    121,973   1,500,000  111,063    99,247  1,500,000    133,790    121,973   1,500,000
  6  33,092    236,345        0       164,835    155,381   1,500,000  132,749   123,296  1,500,000    164,835    155,381   1,500,000
  7  33,092    282,909        0       197,478    190,388   1,500,000  154,255   147,165  1,500,000    197,478    190,388   1,500,000
  8  33,092    331,801        0       231,797    227,070   1,500,000  175,578   170,852  1,500,000    231,797    227,070   1,500,000
  9  33,092    383,138        0       267,877    265,514   1,500,000  196,716   194,352  1,500,000    267,877    265,514   1,500,000
 10  33,092    437,042        0       306,371    306,371   1,500,000  218,199   218,199  1,500,000    306,371    306,371   1,500,000

 15  33,092    749,786        0       572,310    572,310   1,500,000  320,830   320,830  1,500,000    534,695    534,695   1,500,000
 20  33,092  1,148,936        0       916,395    916,395   1,500,000  369,999   369,999  1,500,000    795,325    795,325   1,500,000
 25  33,092  1,658,364        0     1,369,147  1,369,147   1,970,590  297,749   297,749  1,500,000  1,090,682  1,090,682   1,569,800
 30  33,092  2,308,538        0     1,946,166  1,946,166   2,535,250       ##        ##         ##  1,393,831  1,393,831   1,815,729
 35  33,092  3,138,343        0     2,674,907  2,674,907   3,242,798       ##        ##         ##  1,658,318  1,658,318   2,010,384

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.  The 'Net Surrender
Value' column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column shown above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates. Current cost of insurance rates for the base coverage are guaranteed for the first ten years from the date they are issued.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                               For: Mr. SEPV 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

                                           Important Information About Your Illustration

------------------------------------------------------------------------------------------------------------------------------------
THIS IS AN          This is an illustration and not a contract.  Although the information contained in this illustration is based on
ILLUSTRATION,       certain tax and legal assumptions, it is not intended to be tax or legal advice.  Such advice should be obtained
NOT A CONTRACT      from the applicant's own counsel or other advisor.

                    This illustration is prepared for presentation in the state of CA.

ILLUSTRATED
BENEFITS:                                               Death Benefit Option
                                                        --------------------

                                         Start                  End                  Option
                                             1                   35                   Level

                                                      Base Policy Face Amount
                                                      -----------------------
                                         Start                  End                  Amount
                                             1                   35               1,500,000

                    The following rider has certain eligibility requirements and is subject to state availability. Ask your agent about the requirements and its current availability status.

                    This policy also includes the NO LAPSE GUARANTEE RIDER. This rider guarantees that the policy will not lapse until the older insured's age 75 as long as the minimum premium requirements are met. The annual required premium to keep the No Lapse Guarantee in effect is called the "No Lapse Premium".

                    Based upon the terms and conditions of the No Lapse Guarantee Rider, Pacific Life guarantees that the Total
                    Initial Face Amount will remain in force until the older insured's age 75, provided the premiums paid each month, net of loans and withdrawals for that period, is at least one-twelfth of the annual No Lapse Premium of
                    $10,816.84.

                    Any benefit changes illustrated after the first policy year may result in a corresponding change in the No Lapse
                    Premium. IF THIS ILLUSTRATION INCLUDES ANY BENEFIT CHANGES AFTER THE FIRST POLICY YEAR, THESE CHANGES MAY CAUSE
                    THE "NO LAPSE PREMIUM" TO CHANGE.

                                                 SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                               For: Mr. SEPV 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                    If one-twelfth of the initial annual No Lapse Premium is not paid at the start of a policy month and assuming no prepayment of the No Lapse Premium, the No Lapse Guarantee will not be effective for that month. If you have paid less than the "No Lapse Premium" in the past, then paying a No Lapse Guarantee "Catch-up Amount" will enable you to satisfy the premium payment condition for the No Lapse Guarantee to be in effect. The "Catch-Up
                    Amount" is defined in the policy and will be quoted upon request.

                    In the event that the minimum premium requirements have been met and if the Net Accumulated Value is insufficient to pay the monthly deductions due, then the uncollected monthly deductions will accumulate at 4%
                    annually in an account called the AV Pay-Off Account. Any premiums made during such time will be first allocated to the AV Pay-Off Account then to the Accumulated Value.

PREMIUM             Illustrated periodic premium payments are assumed to be made one time per year at the beginning of each premium
FREQUENCY:          payment interval.
ANNUAL

TIMING OF            All values assume premiums and loan interest are paid when due. If a payment is received without being
PAYMENTS             designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                     All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS                You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS
                                                 Hypothetical Gross Earnings Rate
                                                 --------------------------------

                                           Start          End         Gross          Net
                                               1           35         6.00%        5.25%

                        The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific Life, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                        The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                              For: Mr. SEPV 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

SUB-ACCOUNT             This illustration assumes that all net premiums (after deduction of premium load) have been allocated to
ALLOCATION              the variable investment options. You have requested that this illustration reflect your selection of investment options. The amounts shown for the Death Benefits, Accumulated Values and Cash Surrender Values
                        in this illustration reflect your selection of investment options and the underlying portfolios' annualized expenses incurred by the portfolios for the periods ending December 31, 2001.

                          Portfolio                   Investment    Operating
                                                    Advisory Fee     Expenses
                          Aggressive Equity                0.80%        0.07%
                          Aggressive Growth                1.00%        0.10%
                          Blue Chip                        0.95%        0.05%
                          Capital Opportunities            0.80%        0.11%
                          Diversified Research             0.90%        0.04%
                          Emerging Markets                 1.10%        0.21%
                          Equity                           0.65%        0.05%
                          Equity Income                    0.95%        0.10%
                          Equity Index                     0.25%        0.04%
                          Financial Services               1.10%        0.10%
                          Focused 30                       0.95%        0.10%
                          Global Growth                    1.10%        0.66%
                          Growth LT                        0.75%        0.04%
                          Health Sciences                  1.10%        0.10%
                          High Yield Bond                  0.60%        0.03%
                          I-Net Tollkeeper                 1.40%        0.07%
                          Inflation Managed                0.60%        0.06%
                          International Large-Cap          1.05%        0.09%
                          International Value              0.85%        0.08%
                          Large-Cap Core                   0.65%        0.04%
                          Large-Cap Value                  0.85%        0.03%
                          Managed Bond                     0.60%        0.04%
                          Mid-Cap Growth                   0.90%        0.10%
                          Mid-Cap Value                    0.85%        0.04%
                          Money Market                     0.33%        0.03%
                          Multi-Strategy                   0.65%        0.04%
                          Real Estate                      1.10%        0.05%
                          Research                         1.00%        0.10%
                          Small-Cap Equity                 0.65%        0.04%
                          Small-Cap Index                  0.50%        0.07%
                          Strategic Value                  0.95%        0.10%
                          Technology                       1.10%        0.10%
                          Telecommunications               1.10%        0.11%

                          Brandes International Equity     0.75%        0.25%
                          Business Opportunity Value       0.65%        0.25%
                          Clifton Enhanced U.S. Equity     0.38%        0.25%
                          Frontier Capital Appreciation    0.90%        0.25%
                          Turner Core Growth               0.45%        0.25%

                    You have selected allocations in the investment options that reflect the annualized expenses of all the available underlying portfolios as of December 31, 2001. The average aggregate annualized expenses of the underlying portfolios weighted according to your selection is at an annual rate of 0.66% of average daily net assets for investment advisory fees and 0.05% for operating expenses (after any offset for custodian credits and
                    12b-1 fee recaptures, and excluding any foreign taxes) which amounts to a total of 0.71%. The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2001. The operating expenses for the Business Opportunity Value,
                    Equity Income and Research portfolios are estimated. The advisory fee for the I-Net Tollkeeper portfolio has been adjusted to reflect a fee reduction. The Large-Cap Core portfolio was formerly called the Equity Income portfolio. The Real Estate portfolio was formerly called the REIT portfolio.



                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                               For: Mr. SEPV 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

                        Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                        Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

                        The average aggregate annualized expenses for all available portfolios for the periods ending December 31,
                        2001 reflect an average investment advisory fee at an annual rate of 0.82% of the average daily net assets of the portfolios. They also reflect average aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of 0.11% of the average daily net assets of the portfolios. The total average aggregate net annualized expenses for the periods ending December 31, 2001 (including investment advisory fees and excluding any foreign taxes) is
                        0.93%.

NET ANNUAL              After deduction of the investment advisory fees and other operating expenses, illustrated gross annual
RETURN                  investment returns of 0% and 6.00% correspond to approximate net annual rates of return of -0.71% and 5.25%
                        respectively.

                        The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.10% beginning in year 16, increasing to 0.30% in year 21. This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit. For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                        The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT           Net premiums or Accumulated Value may also be allocated to a choice of two fixed options: Fixed Account and
OPTION(S)               Fixed LT Account. At the beginning of each year, a current rate will be declared and guaranteed for that year. The guaranteed minimum annual interest rate on amounts allocated to the Fixed Account is 3.00%. The guaranteed minimum annual interest rate on amounts allocated to the Fixed LT Account is 4.5% in years 1-10 on the Fixed LT Enhanced Guarantee Amount and 3% on any remaining premiums excess of the Fixed LT Enhanced
                        Guarantee Amount. Beginning in the 11th policy year, the guaranteed minimum annual interest rate is 3%. The current rate is set at Pacific Life's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                        There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                        .  You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

                        .  You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                               For: Mr. SEPV 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                        . Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time.
                          However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT
                          Account in any 12-month period.

                        . Fixed LT Accout:   Transfers out of the Fixed LT Account in any 12-month period are limited to the greater of $5000 or 10% of your policy's accumulated value.

                        . Fixed Account:     Transfers out of the Fixed Account in any 12-month period are limited to the greater of
                                             $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                        There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                        For more information on the Fixed Account Option(s), please consult the product prospectus.

                        This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND          A Premium Load is deducted from each premium payment. The Accumulated Value is subject to several monthly
CHARGES                 charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                        The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

TRANSFERS               No charge is currently imposed upon a transfer of Accumulated Value between accounts. However, Pacific Life may assess such a charge at any future date.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                               For: Mr. SEPV 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
LOANS/PARTIAL           Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be
WITHDRAWALS             available under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                        This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of
                        3.25% in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is 3.00%. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.25% beginning in policy year 6. Pacific
                        Life reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution.
                        However, we will not reduce the effective annual rate to less than the 3.00% guaranteed rate. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                        The loan is automatically repaid from the Gross Death Benefit at the death of the second insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender
                        Value. The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                        The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                        A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.

FUTURE ACTION           If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER             Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

COLUMN                  Accumulated    The total value of the amounts in the Investment Options for the Policy as well as any
DEFINITIONS AND         Value          amounts set aside in the Loan Account, including any accrued earned interest, as of the
KEY TERMS                              end of the policy year.

                        Age (BOY)      The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                        BOY            Beginning of year.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                               For: Mr. SEPV 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                        Cash Surrender        The Accumulated Value minus any applicable Surrender Charge as of the end of the
                        Value (EOY)           policy year.

                        Cum. Premium          The illustrated premiums paid each year accumulated at a hypothetical rate of
                        Plus 5%               return of 5%.

                        "Current Policy       Reflect current policy charges at the hypothetical gross earnings rate(s).
                        Charges"
                        columns

                        EOY                   End of year.

                        Estimated Tax on      Estimated dollar amount of any tax that may be due as a result of a policy loan or
                        Disbursements         partial withdrawal.

                        Face Amount           The minimum death benefit for so long as the policy remains in force. The face amount may be increased or decreased under certain circumstances.

                        Fixed Account         An account that is part of Pacific Life's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                        Fixed LT              An account that is part of Pacific Life's general account to which all or a portion
                        Account               of the net premiums may be allocated for accumulation at a fixed rate of interest
                                              (which may not be less than 3.0%) declared by Pacific Life.

                        Fixed LT              Represents the amount allocated to the Fixed LT Account that will be credited a
                        Enhanced              minimum guarantee annual interest rate of 4.5% in policy years 1-10. The Fixed LT
                        Guarantee             Enhanced Guarantee Amount for this illustration is $30,390.00.
                        Amount

                        "Guaranteed           Reflect maximum policy charges at 0% hypothetical gross investment return and at
                        Policy Charges"       an assumed hypothetical gross earnings rate.
                        columns

                        Material Change       IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the 7-Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time. In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                        Net Annual Loan       The loan amount taken in cash from a policy. This does not include loans taken to
                        (BOY)                 pay loan interest.

                        Net Cash              Cash Surrender Value after deducting any outstanding loan amount.
                        Surrender Value


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                               For: Mr. SEPV 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                       SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

                         Net Death          The amount payable upon the second insured's death. The death benefit proceeds are
                         Benefit (EOY)      always reduced by any outstanding loan balance and increased by any applicable rider benefits.

                         Partial             A partial withdrawal of a portion of the Net Cash Surrender Value. All illustrated
                         Withdrawal          partial withdrawals are based on current policy charges and hypothetical gross earnings
                         (BOY)               rate assumptions and may not be available if actual experience is different from the assumptions.

                         Premium Outlay      Annualized premiums that are the sum of the periodic payments you plan to make each year.

                         Variable            A separate account of Pacific Life or a subaccount of such a separate account, which is
                         Investment          used only to support the variable death benefits and policy values of variable life
                         Options             insurance policies, and the assets of which are segregated from Pacific Life's general account and our other separate accounts.

TAX INFORMATION          Although the information in this illustration is based on our understanding of the Internal Revenue Code
                         (IRC) and on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained from your own counsel or other tax advisor.

                         The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                             Assumed Income Tax Rate

                                              Start                    End                      Rate
                                                  1                     35                    31.00%

                         Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                         Cash Value Accumulation Test: A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Cash Value Accumulation Test which requires that the accumulated value of the policy must not at any time exceed the net single premium which would be necessary to fund future benefits under the policy. Failure to qualify as life insurance will have adverse tax consequences.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                               For: Mr. SEPV 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                        SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA


                         Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-
                         deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a Modified Endowment Contract as defined in IRC
                         Sec. 7702A: Withdrawals in the first 15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies. Withdrawals and policy loans may reduce policy values and death benefits.

                         If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                         If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                         Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay
                         Premium limit on the policy being illustrated here is $75,458.68.

                         Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay
                         Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a Material Change then the 'measuring year' will run between anniversaries of the
                         Material Change date instead. Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                         Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                         If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                         Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS
                         POLICY WOULD NOT BECOME A MEC.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                               For: Mr. SEPV 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA


PREMIUM LIMITS
SUMMARY                                    Initial Seven Pay Premium:                    $ 75,458.68

                         When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.


                                                        END OF SUMMARY PAGE

Presented by: PL Producer                                                                               For: Mr. SEPV 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                        SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

Proposed Insured #1: Mr. SEPV 12 Weighted Avg             Death Benefit Option = Level                          Presented By:
Male, Age 55                                              Total Initial Face Amount = 1,500,000                 PL Producer
Select Nonsmoker                                          Premium Payment Interval = Annual

Proposed Insured #2: Mrs.  Insured
Female, Age 55
Select Nonsmoker

                                                              Summary Page
------------------------------------------------------------------------------------------------------------------------------------

                                        Current Policy Charges (1)                      Guaranteed Policy Charges (2)
                                        Assuming Hypothetical Gross   Assuming Hypothetical Gross      Assuming Hypothetical Gross
                                        Annual Investment Return of   Annual Investment Return of      Annual Investment Return of
                                            12.00% (11.21% Net)            0.00% (-0.71% Net)              12.00% (11.21% Net)
                                      ---------------------------------------------------------------------------------------------
                              [Net
                             Loans                    Net        Net               Net        Net                   Net        Net
     Annual-   Premiums  and With-    Accum'd      Surr'r      Death  Accum'd   Surr'r      Death    Accum'd     Surr'r      Death
        ized    Plus 5%    drawals      Value       Value    Benefit    Value    Value    Benefit      Value      Value    Benefit
 Yr  Premium   Interest     (BOY)]      (EOY)       (EOY)      (EOY)    (EOY)    (EOY)      (EOY)      (EOY)      (EOY)      (EOY)
----------------------------------------------------------------------------------------------------------------------------------
  1   33,092     34,747       0       25,695       4,425   1,500,000   22,562    1,292  1,500,000     25,695      4,425  1,500,000
  2   33,092     71,231       0       54,254      35,347   1,500,000   44,948   26,042  1,500,000     54,254     35,347  1,500,000
  3   33,092    109,539       0       85,992      69,449   1,500,000   67,161   50,618  1,500,000     85,992     69,449  1,500,000
  4   33,092    149,763       0      121,264     107,084   1,500,000   89,200   75,020  1,500,000    121,264    107,084  1,500,000
  5   33,092    191,998       0      160,460     148,643   1,500,000  111,063   99,247  1,500,000    160,460    148,643  1,500,000
  6   33,092    236,345       0      204,014     194,561   1,500,000  132,749  123,296  1,500,000    204,014    194,561  1,500,000
  7   33,092    282,909       0      252,411     245,321   1,500,000  154,255  147,165  1,500,000    252,411    245,321  1,500,000
  8   33,092    331,801       0      306,185     301,458   1,500,000  175,578  170,852  1,500,000    306,185    301,458  1,500,000
  9   33,092    383,138       0      365,934     363,570   1,500,000  196,716  194,352  1,500,000    365,934    363,570  1,500,000
 10   33,092    437,042       0      432,921     432,921   1,500,000  218,199  218,199  1,500,000    432,921    432,921  1,500,000

 15   33,092    749,786       0      946,427     946,427   1,802,159  320,830  320,830  1,500,000    911,519    911,519  1,735,689
 20   33,092  1,148,936       0    1,820,364   1,820,364   2,974,670  369,999  369,999  1,500,000  1,665,172  1,665,172  2,721,070
 25   33,092  1,658,364       0    3,322,798   3,322,798   4,782,448  297,749  297,749  1,500,000  2,775,003  2,775,003  3,994,016
 30   33,092  2,308,538       0    5,856,651   5,856,651   7,629,397       ##       ##         ##  4,312,745  4,312,745  5,618,167
 35   33,092  3,138,343       0   10,099,546  10,099,546  12,243,713       ##       ##         ##  6,293,425  6,293,425  7,629,540

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender Value'
column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column shown above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates. Current cost of insurance rates for the base coverage are guaranteed for the first ten years from the date they are issued.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                              For: Mr. SEPV 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

                                           Important Information About Your Illustration

------------------------------------------------------------------------------------------------------------------------------------
THIS IS AN          This is an illustration and not a contract. Although the information contained in this illustration is based on
ILLUSTRATION,       certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained
NOT A CONTRACT      from the applicant's own counsel or other advisor.

                    This illustration is prepared for presentation in the state of CA.


ILLUSTRATED                                          Death Benefit Option
BENEFITS:                                            --------------------
                                              Start          End            Option
                                                 1            35            Level

                                                     Base Policy Face Amount
                                                     -----------------------
                                              Start          End            Amount
                                                 1            35         1,500,000

                    The following rider has certain eligibility requirements and is subject to state availability. Ask your agent about the requirements and its current availability status.

                    This policy also includes the NO LAPSE GUARANTEE RIDER. This rider guarantees that the policy will not lapse until the older insured's age 75 as long as the minimum premium requirements are met. The annual required premium to keep the No Lapse Guarantee in effect is called the "No Lapse Premium".

                    Based upon the terms and conditions of the No Lapse Guarantee Rider, Pacific Life guarantees that the Total
                    Initial Face Amount will remain in force until the older insured's age 75, provided the premiums paid each month, net of loans and withdrawals for that period, is at least one-twelfth of the annual No Lapse Premium of
                    $10,816.84.

                    Any benefit changes illustrated after the first policy year may result in a corresponding change in the No Lapse
                    Premium. IF THIS ILLUSTRATION INCLUDES ANY BENEFIT CHANGES AFTER THE FIRST POLICY YEAR, THESE CHANGES MAY CAUSE
                    THE "NO LAPSE PREMIUM" TO CHANGE.




                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                              For: Mr. SEPV 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                    If one-twelfth of the initial annual No Lapse Premium is not paid at the start of a policy month and assuming no prepayment of the No Lapse Premium, the No Lapse Guarantee will not be effective for that month. If you have paid less than the "No Lapse Premium" in the past, then paying a No Lapse Guarantee "Catch-up Amount" will enable you to satisfy the premium payment condition for the No Lapse Guarantee to be in effect. The "Catch-Up
                    Amount" is defined in the policy and will be quoted upon request.

                    In the event that the minimum premium requirements have been met and if the Net Accumulated Value is insufficient to pay the monthly deductions due, then the uncollected monthly deductions will accumulate at 4%
                    annually in an account called the AV Pay-Off Account. Any premiums made during such time will be first allocated to the AV Pay-Off Account then to the Accumulated Value.

PREMIUM             Illustrated periodic premium payments are assumed to be made one time per year at the beginning of each premium
FREQUENCY:          payment interval.
ANNUAL

TIMING OF           All values assume premiums and loan interest are paid when due. If a payment is received without being
PAYMENTS            designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                    All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS               You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS

                                                Hypothetical Gross Earnings Rate
                                                --------------------------------
                                            Start        End         Gross      Net
                                                1         35        12.00%   11.21%

                    The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific Life, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                    The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                              For: Mr. SEPV 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

SUB-ACCOUNT         This illustration assumes that all net premiums (after deduction of premium load) have been allocated to the
ALLOCATION          variable investment options. You have requested that this illustration reflect your selection of investment options. The amounts shown for the Death Benefits, Accumulated Values and Cash Surrender Values in this illustration reflect your selection of investment options and the underlying portfolios' annualized expenses incurred by the portfolios for the periods ending December 31, 2001.

                                                    Investment    Operating
                        Portfolio                 Advisory Fee     Expenses
                        Aggressive Equity                0.80%        0.07%
                        Aggressive Growth                1.00%        0.10%
                        Blue Chip                        0.95%        0.05%
                        Capital Opportunities            0.80%        0.11%
                        Diversified Research             0.90%        0.04%
                        Emerging Markets                 1.10%        0.21%
                        Equity                           0.65%        0.05%
                        Equity Income                    0.95%        0.10%
                        Equity Index                     0.25%        0.04%
                        Financial Services               1.10%        0.10%
                        Focused 30                       0.95%        0.10%
                        Global Growth                    1.10%        0.66%
                        Growth LT                        0.75%        0.04%
                        Health Sciences                  1.10%        0.10%
                        High Yield Bond                  0.60%        0.03%
                        I-Net Tollkeeper                 1.40%        0.07%
                        Inflation Managed                0.60%        0.06%
                        International Large-Cap          1.05%        0.09%
                        International Value              0.85%        0.08%
                        Large-Cap Core                   0.65%        0.04%
                        Large-Cap Value                  0.85%        0.03%
                        Managed Bond                     0.60%        0.04%
                        Mid-Cap Growth                   0.90%        0.10%
                        Mid-Cap Value                    0.85%        0.04%
                        Money Market                     0.33%        0.03%
                        Multi-Strategy                   0.65%        0.04%
                        REIT                             1.10%        0.05%
                        Research                         1.00%        0.10%
                        Small-Cap Equity                 0.65%        0.04%
                        Small-Cap Index                  0.50%        0.07%
                        Strategic Value                  0.95%        0.10%
                        Technology                       1.10%        0.10%
                        Telecommunications               1.10%        0.11%

                        Brandes International Equity     0.75%        0.25%
                        Business Opportunity Value       0.65%        0.25%
                        Clifton Enhanced U.S. Equity     0.38%        0.25%
                        Frontier Capital Appreciation    0.90%        0.25%
                        Turner Core Growth               0.45%        0.25%

                    You have selected allocations in the investment options that reflect the annualized expenses of all the available underlying portfolios as of December 31, 2001. The average aggregate annualized expenses of the underlying portfolios weighted according to your selection is at an annual rate of 0.66% of average daily net assets for investment advisory fees and 0.05% for operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) which amounts to a total of 0.71%. The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2001. The operating expenses for the Business
                    Opportunity Value, Equity Income and Research portfolios are estimated. The advisory fee for the I-Net
                    Tollkeeper portfolio has been adjusted to reflect a fee reduction. The Large-Cap Core portfolio was formerly called the Equity Income portfolio. The Real Estate portfolio was formerly called the REIT portfolio.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                              For: Mr. SEPV 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA


                    Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                    Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

                    The average aggregate annualized expenses for all available portfolios for the periods ending December 31, 2001 reflect an average investment advisory fee at an annual rate of 0.82% of the average daily net assets of the portfolios. They also reflect average aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of 0.11% of the average daily net assets of the portfolios. The total average aggregate net annualized expenses for the periods ending
                    December 31, 2001 (including investment advisory fees and excluding any foreign taxes) is 0.93%.

NET ANNUAL          After deduction of the investment advisory fees and other operating expenses, illustrated gross annual
RETURNS             investment returns of 0% and 12.00% correspond to approximate net annual rates of return of -0.71% and 11.21%
                    respectively.

                    The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.10% beginning in year 16, increasing to 0.30% in year 21. This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit. For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                    The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT       Net premiums or Accumulated Value may also be allocated to a choice of two fixed options: Fixed Account and
OPTION(S)           Fixed LT Account. At the beginning of each year, a current rate will be declared and guaranteed for that year.
                    The guaranteed minimum annual interest rate on amounts allocated to the Fixed Account is 3.00%. The guaranteed minimum annual interest rate on amounts allocated to the Fixed LT Account is 4.5% in years 1-10 on the Fixed LT
                    Enhanced Guarantee Amount and 3% on any remaining premiums excess of the Fixed LT Enhanced Guarantee Amount.
                    Beginning in the 11th policy year, the guaranteed minimum annual interest rate is 3%. The current rate is set at
                    Pacific Life's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                    There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                    .  You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.
                    .  You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                               For: Mr.SEPV 12 Weighted Avg

                        Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                         PacificSelect Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA


                    .  Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time. However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT Account in any
                       12-month period.

                    .  Fixed LT Account: Transfers out of the Fixed LT account in any 12-month period are limited to the greater of
                                         $5000 of 10% of you policy's accumulated value.

                    .  Fixed Account:    Transfers out of the Fixed Account in any 12-month period are limited to the greater of
                                         $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                    There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                    For more information on the Fixed Account Option(s), please consult the product prospectus.

                    This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND      A Premium Load is deducted from each premium payment. The Accumulated Value is subject to several monthly
CHARGES             charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                    The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

TRANSFERS           No charge is currently imposed upon a transfer of Accumulated Value between accounts. However, Pacific Life may assess such a charge at any future date.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                              For: Mr. SEPV 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660



                                                        SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA


LOANS/PARTIAL       Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be available
WITHDRAWALS         under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                    This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of 3.25%
                    in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is 3.00%. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.25% beginning in policy year 6. Pacific Life reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution. However, we will not reduce the effective annual rate to less than the 3.00% guaranteed rate. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                    The loan is automatically repaid from the Gross Death Benefit at the death of the second insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender Value. The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                    The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                    A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.

FUTURE ACTION       If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER         Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

COLUMN              Accumulated   The total value of the amounts in the Investment Options for the Policy as well as any amounts set
DEFINITIONS AND     Value         aside in the Loan Account, including any accrued earned interest, as of the end of the policy
KEY TERMS                         year.

                    Age (BOY)     The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                    BOY           Beginning of year.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                              For: Mr. SEPV 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                        SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                    Cash Surrender        The Accumulated Value minus any applicable Surrender Charge as of the end of the policy
                    Value (EOY)           year.

                    Cum. Premium          The illustrated premiums paid each year accumulated at a hypothetical rate of return of
                    Plus 5%               5%.

                    "Current Policy       Reflect current policy charges at the hypothetical gross earnings rate(s).
                    Charges"
                    columns

                    EOY                   End of year.

                    Estimated Tax on      Estimated dollar amount of any tax that may be due as a result of a policy loan or partial
                    Disbursements         withdrawal.

                    Face Amount           The minimum death benefit for so long as the policy remains in force. The face amount may be increased or decreased under certain circumstances.

                    Fixed Account         An account that is part of Pacific Life's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                    Fixed LT              An account that is part of Pacific Life's general account to which all or a portion of the
                    Account               net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                    Fixed LT              Represents the amount allocated to the Fixed LT Account that will be credited a minimum
                    Enhanced              guarantee annual interest rate of 4.5% in policy years 1-10. The Fixed LT Enhanced
                    Guarantee             Guarantee Amount for this illustration is $30,390.00.
                    Amount

                    "Guaranteed           Reflect maximum policy charges at 0% hypothetical gross investment return and at an
                    Policy Charges"       assumed hypothetical gross earnings rate.
                    columns

                    Material Change       IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the
                                          7-Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time. In addition, a Material Change will occur if certain policy guarantees change (e.g.
                                          a change in rating class).

                    Net Annual Loan       The loan amount taken in cash from a policy. This does not include loans taken to pay loan
                    (BOY)                 interest.

                    Net Cash              Cash Surrender Value after deducting any outstanding loan amount.
                    Surrender Value


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                              For: Mr. SEPV 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                    Net Death             The amount payable upon the second insured's death. The death benefit proceeds are always
                    Benefit (EOY)         reduced by any outstanding loan balance and increased by any applicable rider benefits.

                    Partial               A partial withdrawal of a portion of the Net Cash Surrender Value. All illustrated partial
                    Withdrawal            withdrawals are based on current policy charges and hypothetical gross earnings rate
                    (BOY)                 assumptions and may not be available if actual experience is different from the assumptions.

                    Premium Outlay        Annualized premiums that are the sum of the periodic payments you plan to make each year.

                    Variable              A separate account of Pacific Life or a subaccount of such a separate account, which is
                    Investment            used only to support the variable death benefits and policy values of variable life
                    Options               insurance policies, and the assets of which are segregated from Pacific Life's general account and our other separate accounts.

 TAX INFORMATION    Although the information in this illustration is based on our understanding of the Internal Revenue Code (IRC)
                    and on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained from your own counsel or other tax advisor.

                    The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                   Assumed Income Tax Rate

                                             Start           End           Rate
                                                 1            35         31.00%

                    Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                    Cash Value Accumulation Test: A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Cash Value Accumulation Test which requires that the accumulated value of the policy must not at any time exceed the net single premium which would be necessary to fund future benefits under the policy. Failure to qualify as life insurance will have adverse tax consequences.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                              For: Mr. SEPV 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                                          Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends.
                                          For a life insurance policy that is not a Modified Endowment Contract as defined in IRC
                                          Sec. 7702A: Withdrawals in the first 15 policy years may be taxable under IRC
                                          7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and
                                          policy loans are not taxable provided that the policy remains in force until the insured dies. Withdrawals and policy loans may reduce policy values and death benefits.

                                          If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                                          If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                                          Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the
                                          Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay Premium limit on the policy being illustrated here is $75,458.68.

                                          Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a Material Change then the 'measuring year' will run between anniversaries of the Material
                                          Change date instead. Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                                          Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties.
                                          Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                                          If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                                          Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS POLICY WOULD NOT BECOME A MEC.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                              For: Mr. SEPV 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - CVAT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
PREMIUM LIMITS
SUMMARY                Initial Seven Pay Premium:         $ 75,458.68

                    When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.


                                                        END OF SUMMARY PAGE

Presented by: PL Producer                                                                              For: Mr. SEPV 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

Proposed Insured #1:  Mr. SEPV 6 Simple Avg                   Death Benefit Option = Level                         Presented By:
Male, Age 55                                                  Total Initial Face Amount = 1,500,000                PL Producer
Select Nonsmoker                                              Premium Payment Interval = Annual

Proposed Insured #2:  Mrs.  Insured
Female, Age 55
Select Nonsmoker

                                                           Summary Page
-----------------------------------------------------------------------------------------------------------------------------------

                                       Current Policy Charges (1)                    Guaranteed Policy Charges (2)
                                      Assuming Hypothetical Gross    Assuming Hypothetical Gross      Assuming Hypothetical Gross
                                      Annual Investment Return of    Annual Investment Return of      Annual Investment Return of
                                           6.00% (5.01% Net)              0.00% (-0.93% Net)                6.00% (5.01% Net)
                                     --------------------------------------------------------------------------------------------
                               [Net
                              Loans                  Net        Net               Net        Net                   Net        Net
     Annual-    Premiums  and With-   Accum'd     Surr'r      Death  Accum'd   Surr'r      Death    Accum'd     Surr'r      Death
        ized     Plus 5%    drawals     Value      Value    Benefit    Value    Value    Benefit      Value      Value    Benefit
Yr   Premium    Interest     (BOY)]     (EOY)      (EOY)      (EOY)    (EOY)    (EOY)      (EOY)      (EOY)      (EOY)      (EOY)
---------------------------------------------------------------------------------------------------------------------------------
 1    33,092     34,747       0       24,065       2,795  1,500,000   22,504    1,234  1,500,000     24,065      2,795  1,500,000
 2    33,092     71,231       0       49,321      30,415  1,500,000   44,784   25,878  1,500,000     49,321     30,415  1,500,000
 3    33,092    109,539       0       75,827      59,284  1,500,000   66,842   50,299  1,500,000     75,827     59,284  1,500,000
 4    33,092    149,763       0      103,643      89,463  1,500,000   88,679   74,499  1,500,000    103,643     89,463  1,500,000
 5    33,092    191,998       0      132,831     121,014  1,500,000  110,294   98,477  1,500,000    132,831    121,014  1,500,000
 6    33,092    236,345       0      163,455     154,002  1,500,000  131,685  122,232  1,500,000    163,455    154,002  1,500,000
 7    33,092    282,909       0      195,584     188,494  1,500,000  152,853  145,763  1,500,000    195,584    188,494  1,500,000
 8    33,092    331,801       0      229,288     224,562  1,500,000  173,792  169,066  1,500,000    229,288    224,562  1,500,000
 9    33,092    383,138       0      264,642     262,279  1,500,000  194,504  192,140  1,500,000    264,642    262,279  1,500,000
10    33,092    437,042       0      302,289     302,289  1,500,000  215,517  215,517  1,500,000    302,289    302,289  1,500,000

15    33,092    749,786       0      561,518     561,518  1,500,000  315,019  315,019  1,500,000    523,847    523,847  1,500,000
20    33,092  1,148,936       0      893,069     893,069  1,500,000  359,862  359,862  1,500,000    771,535    771,535  1,500,000
25    33,092  1,658,364       0    1,328,416   1,328,416  1,500,000  281,758  281,758  1,500,000  1,043,385  1,043,385  1,500,000
30    33,092  2,308,538       0    1,893,984   1,893,984  1,988,683       ##       ##         ##  1,392,919  1,392,919  1,500,000
35    33,092  3,138,343       0    2,618,912   2,618,912  2,749,857                               1,886,254  1,886,254  1,980,567

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender Value'
column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column shown above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates.  Current cost of insurance rates for the base coverage are guaranteed for the first ten years from the date they are issued.


                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                              For: Mr. SEPV 6 Simple Avg

          Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                              SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                        Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                            Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                             Form #PS01SP5 - For Presentation in CA
                                           Important Information About Your Illustration

------------------------------------------------------------------------------------------------------------------------------------
THIS IS AN              This is an illustration and not a contract. Although the information contained in this illustration is
ILLUSTRATION,           based on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice
NOT A CONTRACT          should be obtained from the applicant's own counsel or other advisor.

                        This illustration is prepared for presentation in the state of CA.

ILLUSTRATED                                         Death Benefit Option
BENEFITS:                                           --------------------
                                         Start              End                Option
                                            1                35                Level

                                                     Base Policy Face Amount
                                                     -----------------------
                                         Start              End                Amount
                                            1                35             1,500,000

                        The following rider has certain eligibility requirements and is subject to state availability. Ask your agent about the requirements and its current availability status.

                        This policy also includes the NO LAPSE GUARANTEE RIDER. This rider guarantees that the policy will not lapse until the older insured's age 75 as long as the minimum premium requirements are met. The annual required premium to keep the No Lapse Guarantee in effect is called the "No Lapse Premium".

                        Based upon the terms and conditions of the No Lapse Guarantee Rider, Pacific Life guarantees that the Total
                        Initial Face Amount will remain in force until the older insured's age 75, provided the premiums paid each month, net of loans and withdrawals for that period, is at least one-twelfth of the annual No Lapse Premium of $10,816.84.

                        Any benefit changes illustrated after the first policy year may result in a corresponding change in the No
                        Lapse Premium. IF THIS ILLUSTRATION INCLUDES ANY BENEFIT CHANGES AFTER THE FIRST POLICY YEAR, THESE CHANGES
                        MAY CAUSE THE "NO LAPSE PREMIUM" TO CHANGE.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                                For: Mr. SEPV 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                        If one-twelfth of the initial annual No Lapse Premium is not paid at the start of a policy month and assuming no prepayment of the No Lapse Premium, the No Lapse Guarantee will not be effective for that month.
                        If you have paid less than the "No Lapse Premium" in the past, then paying a No Lapse Guarantee "Catch-up
                        Amount" will enable you to satisfy the premium payment condition for the No Lapse Guarantee to be in effect.
                        The "Catch-Up Amount" is defined in the policy and will be quoted upon request.

                        In the event that the minimum premium requirements have been met and if the Net Accumulated Value is insufficient to pay the monthly deductions due, then the uncollected monthly deductions will accumulate at
                        4% annually in an account called the AV Pay-Off Account. Any premiums made during such time will be first allocated to the AV Pay-Off Account then to the Accumulated Value.

PREMIUM                 Illustrated periodic premium payments are assumed to be made one time per year at the beginning of
FREQUENCY:              each premium payment interval.
ANNUAL

TIMING OF               All values assume premiums and loan interest are paid when due.  If a payment is received without being
PAYMENTS                designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                        All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS                   You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS
                                                    Hypothetical Gross Earnings Rate

                                          Start           End            Gross             Net
                                             1             35            6.00%           5.01%

                        The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific Life, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                        The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                        For: Mr. SEPV 6 Simple Avg

           Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                         SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                             Form #PS01SP5 - For Presentation in CA

SUB-ACCOUNT             This illustration assumes that all net premiums (after deduction of premium load) have been allocated to the
ALLOCATION              variable investment options. The amounts shown for Death Benefits, Accumulated Values and Cash Surrender
                        Values in this illustration reflect an average aggregate investment advisory fee at an annual rate of 0.82%
                        of the average daily net assets of the portfolios. The policy values also reflect average aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of 0.11% of the average daily net assets of the portfolios. The total average aggregate net annualized expenses for the periods ending December 31, 2001 (including investment advisory fees and excluding any foreign taxes) is 0.93%.

                           Portfolio                  Investment    Operating
                                                    Advisory Fee     Expenses
                           Aggressive Equity               0.80%        0.07%
                           Aggressive Growth               1.00%        0.10%
                           Blue Chip                       0.95%        0.05%
                           Capital Opportunities           0.80%        0.11%
                           Diversified Research            0.90%        0.04%
                           Emerging Markets                1.10%        0.21%
                           Equity                          0.65%        0.05%
                           Equity Income                   0.95%        0.10%
                           Equity Index                    0.25%        0.04%
                           Financial Services              1.10%        0.10%
                           Focused 30                      0.95%        0.10%
                           Global Growth                   1.10%        0.66%
                           Growth LT                       0.75%        0.04%
                           Health Sciences                 1.10%        0.10%
                           High Yield Bond                 0.60%        0.03%
                           I-Net Tollkeeper                1.40%        0.07%
                           Inflation Managed               0.60%        0.06%
                           International Large-Cap         1.05%        0.09%
                           International Value             0.85%        0.08%
                           Large-Cap Core                  0.65%        0.04%
                           Large-Cap Value                 0.85%        0.03%
                           Managed Bond                    0.60%        0.04%
                           Mid-Cap Growth                  0.90%        0.10%
                           Mid-Cap Value                   0.85%        0.04%
                           Money Market                    0.33%        0.03%
                           Multi-Strategy                  0.65%        0.04%
                           Real Estate                     1.10%        0.05%
                           Research                        1.00%        0.10%
                           Small-Cap Equity                0.65%        0.04%
                           Small-Cap Index                 0.50%        0.07%
                           Strategic Value                 0.95%        0.10%
                           Technology                      1.10%        0.10%
                           Telecommunications              1.10%        0.11%

                           Brandes International Equity    0.75%        0.25%
                           Business Opportunity Value      0.65%        0.25%
                           Clifton Enhanced U.S. Equity    0.38%        0.25%
                           Frontier Capital Appreciation   0.90%        0.25%
                           Turner Core Growth              0.45%        0.25%

                        The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2001. The operating expenses for the
                        Business Opportunity Value, Equity Income, and Research portfolios are estimated. The advisory fee for the
                        I-Net Tollkeeper portfolio has been adjusted to reflect a fee reduction. The Large-Cap Core portfolio was formerly called the Equity Income portfolio. The Real Estate portfolio was formerly called the REIT portfolio.

                        Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                        Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                                 For: Mr. SEPV 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                       SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
NET ANNUAL              After deduction of the investment advisory fees and other operating expenses, illustrated gross annual
RETURN                  investment returns of 0% and 6.00% correspond to approximate net annual rates of return of -0.93% and 5.01%
                        respectively.

                        The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.10% beginning in year 16, increasing to 0.30% in year 21. This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit. For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                        The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT           Net premiums or Accumulated Value may also be allocated to a choice of two fixed options:
OPTION(S)               Fixed Account and Fixed LT Account. At the beginning of each year, a current rate will be declared and guaranteed for that year. The guaranteed minimum annual interest rate on amounts allocated to the Fixed
                        Account is 3.00%. The guaranteed minimum annual interest rate on amounts allocated to the Fixed LT Account is 4.5% in years 1-10 on the Fixed LT Enhanced Guarantee Amount and 3% on any remaining premiums excess of the Fixed LT Enhanced Guarantee Amount. Beginning in the 11th policy year, the guaranteed minimum annual interest rate is 3%. The current rate is set at Pacific Life's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                        There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                        .  You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

                        .  You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.

                        .  Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time.
                           However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT
                           Account in any 12-month period.

                        .  Fixed Account:    Transfers out of the Fixed Account in any 12-month period are limited to the greater of
                                             $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                        .  Fixed LT Account: Transfers out of the Fixed LT Account in any 12-month period are limited to the greater of $5,000 or 10% of your policy's accumulated value.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                             For: Mr. SEPV 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                               SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                        There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                        For more information on the Fixed Account Option(s), please consult the product prospectus.

                        This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND          A Premium Load is deducted from each premium payment. The Accumulated Value is subject to several
CHARGES                 monthly charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                        The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

TRANSFERS               No charge is currently imposed upon a transfer of Accumulated Value between accounts. However, Pacific Life may assess such a charge at any future date.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                            For: Mr. SEPV 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                            SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
LOANS/PARTIAL           Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be
WITHDRAWALS             available under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                        This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of
                        3.25% in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is 3.00%. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.25% beginning in policy year 6. Pacific
                        Life reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution.
                        However, we will not reduce the effective annual rate to less than the 3.00% guaranteed rate. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                        The loan is automatically repaid from the Gross Death Benefit at the death of the second insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender
                        Value. The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                        The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                        A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.

FUTURE ACTION           If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER             Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

COLUMN                  Accumulated      The total value of the amounts in the Investment Options for the Policy as well as any
DEFINITIONS AND         Value            amounts set aside in the Loan Account, including any accrued earned interest, as of the
KEY TERMS                                end of the policy year.

                        Age (BOY)        The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                        BOY              Beginning of year.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                            For: Mr. SEPV 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                            SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                        Cash Surrender   The Accumulated Value minus any applicable Surrender Charge as of the end of the policy
                        Value (EOY)      year.

                        Cum. Premium     The illustrated premiums paid each year accumulated at a hypothetical rate of return of 5%.
                        Plus 5%

                        "Current Policy  Reflect current policy charges at the hypothetical gross earnings rate(s).
                        Charges" columns

                        EOY              End of year.

                        Estimated        Estimated dollar amount of any tax that may be due as a result of a policy loan or
                        Tax on           partial withdrawal.
                        Disbursements

                        Face Amount        The minimum death benefit for so long as the policy remains in force. The face amount may be increased or decreased under certain circumstances.

                        Fixed Account      An account that is part of Pacific Life's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                        Fixed LT           An account that is part of Pacific Life's general account to which all or a portion of
                        Account            the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                        Fixed LT           Represents the amount allocated to the Fixed LT Account that will be credited a minimum
                        Enhanced           guarantee annual interest rate of 4.5% in policy years 1-10. The Fixed LT Enhanced
                        Guarantee          Guarantee Amount for this illustration is $30,390.00.
                        Amount

                        "Guaranteed        Reflect maximum policy charges at 0% hypothetical gross investment return and at an
                        Policy             assumed hypothetical gross earnings rate.
                        Charges"
                        columns

                        Material           IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause
                        Change             the 7-Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time. In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                        Net Annual Loan    The loan amount taken in cash from a policy. This does not include loans taken to
                        (BOY)              pay loan interest.

                        Net Cash           Cash Surrender Value after deducting any outstanding loan amount.
                        Surrender Value

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                             For: Mr. SEPV 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                          SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                        Net Death          The amount payable upon the second insured's death. The death benefit proceeds are
                        Benefit (EOY)      always reduced by any outstanding loan balance and increased by any applicable rider benefits.

                        Partial            A partial withdrawal of a portion of the Net Cash Surrender Value. All illustrated
                        Withdrawal         partial withdrawals are based on current policy charges and hypothetical gross
                        (BOY)              earnings rate assumptions and may not be available if actual experience is different from the assumptions.

                        Premium Outlay     Annualized premiums that are the sum of the periodic payments you plan to make each year.

                        Variable           A separate account of Pacific Life or a subaccount of such a separate account, which
                        Investment         is used only to support the variable death benefits and policy values of variable life
                        Options            insurance policies, and the assets of which are segregated from Pacific Life's general account and our other separate accounts.

TAX INFORMATION         Although the information in this illustration is based on our understanding of the Internal Revenue Code
                        (IRC) and on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained from your own counsel or other tax advisor.

                        The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                              Assumed Income Tax Rate
                                                              -----------------------
                                                       Start            End                Rate
                                                           1             35              31.00%

                        Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                        Guideline Premium Test: A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Guideline Premium Test which requires that the sum of the premiums paid reduced by non-taxable partial withdrawals and non-taxable cash dividends at any time does not exceed the greater of the guideline single premium or the sum of the guideline level premiums at such time, and the death benefit payable under the policy at any time is at least equal to an applicable percentage of the accumulated value (the "cash value corridor test"). For the policy being illustrated here, the Guideline Single Premium at issue is $361,869.30 and the Guideline Level Premium at issue is $33,092.20 per year. Failure to qualify as life insurance will have adverse tax consequences.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                            For: Mr. SEPV 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SEP5 - GPT - NonGI

[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                        Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-
                        deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a Modified Endowment Contract as defined in IRC Sec.
                        7702A: Withdrawals in the first 15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies. Withdrawals and policy loans may reduce policy values and death benefits.

                        If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                        If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                        Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-
                        taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay Premium limit on the policy being illustrated here is $75,458.68.

                        Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay
                        Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a Material Change then the 'measuring year' will run between anniversaries of the Material
                        Change date instead. Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                        Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                        If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                        Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS
                        POLICY WOULD NOT BECOME A MEC.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                             For: Mr. SEPV 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - GPT - NonGI

[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
PREMIUM LIMITS
SUMMARY
                                   Initial Guideline Single Premium:      $361,869.30
                                   Initial Guideline Level Premium:       $ 33,092.20
                                   Initial Seven Pay Premium:             $ 75,458.68

                        When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.

                              END OF SUMMARY PAGE

Presented by: PL Producer                             For: Mr. SEPV 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                       SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                           Pacific Select Estate Preserver V - GPT Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

Proposed Insured #1: Mr. SEPV 12 Simple Avg                 Death Benefit Option = Level                         Presented By:
Male, Age 55                                                Total Initial Face Amount = 1,500,000                PL Producer
Select Nonsmoker                                            Premium Payment Interval = Annual

Proposed Insured #2: Mrs.  Insured
Female, Age 55
Select Nonsmoker

                                                                   Summary Page
------------------------------------------------------------------------------------------------------------------------------------

                                       Current Policy Charges (1)                     Guaranteed Policy Charges (2)
                                       Assuming Hypothetical Gross   Assuming Hypothetical Gross       Assuming Hypothetical Gross
                                       Annual Investment Return of   Annual Investment Return of       Annual Investment Return of
                                           12.00% (10.96% Net)           0.00% (-0.93% Net)                12.00% (10.96% Net)
                                     -----------------------------------------------------------------------------------------------
                             [Net
                            Loans                   Net         Net               Net        Net                     Net         Net
    Annual-   Premiums  and With-    Accum'd     Surr'r       Death  Accum'd   Surr'r      Death     Accum'd      Surr'r       Death
       ized    Plus 5%    drawals      Value      Value     Benefit    Value    Value    Benefit       Value       Value     Benefit
Yr  Premium   Interest     (BOY)]      (EOY)      (EOY)       (EOY)    (EOY)    (EOY)      (EOY)       (EOY)       (EOY)       (EOY)
------------------------------------------------------------------------------------------------------------------------------------
 1   33,092     34,747       0        25,631      4,361   1,500,000   22,504    1,234  1,500,000      25,631       4,361   1,500,000
 2   33,092     71,231       0        54,054     35,147   1,500,000   44,784   25,878  1,500,000      54,054      35,147   1,500,000
 3   33,092    109,539       0        85,572     69,029   1,500,000   66,842   50,299  1,500,000      85,572      69,029   1,500,000
 4   33,092    149,763       0       120,521    106,341   1,500,000   88,679   74,499  1,500,000     120,521     106,341   1,500,000
 5   33,092    191,998       0       159,273    147,456   1,500,000  110,294   98,477  1,500,000     159,273     147,456   1,500,000
 6   33,092    236,345       0       202,239    192,785   1,500,000  131,685  122,232  1,500,000     202,239     192,785   1,500,000
 7   33,092    282,909       0       249,874    242,784   1,500,000  152,853  145,763  1,500,000     249,874     242,784   1,500,000
 8   33,092    331,801       0       302,685    297,959   1,500,000  173,792  169,066  1,500,000     302,685     297,959   1,500,000
 9   33,092    383,138       0       361,234    358,871   1,500,000  194,504  192,140  1,500,000     361,234     358,871   1,500,000
10   33,092    437,042       0       426,741    426,741   1,500,000  215,517  215,517  1,500,000     426,741     426,741   1,500,000
15   33,092    749,786       0       926,576    926,576   1,500,000  315,019  315,019  1,500,000     892,754     892,754   1,500,000
20   33,092  1,148,936       0     1,773,410  1,773,410   1,897,548  359,862  359,862  1,500,000   1,681,979   1,681,979   1,799,717
25   33,092  1,658,364       0     3,229,984  3,229,984   3,391,483  281,758  281,758  1,500,000   3,008,322   3,008,322   3,158,738
30   33,092  2,308,538       0     5,700,537  5,700,537   5,985,564       ##       ##         ##   5,164,313   5,164,313   5,422,529
35   33,092  3,138,343       0     9,877,227  9,877,227  10,371,089                                8,565,156   8,565,156   8,993,413

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender Value'
column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column shown above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates. Current cost of insurance rates for the base coverage are guaranteed for the first ten years from the date they are issued.


                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                    For: Mr. SEPV 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

                                           Important Information About Your Illustration

------------------------------------------------------------------------------------------------------------------------------------
THIS IS AN               This is an illustration and not a contract. Although the information contained in this illustration is
ILLUSTRATION,            based on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice
NOT A CONTRACT           should be obtained from the applicant's own counsel or other advisor.

                         This illustration is prepared for presentation in the state of CA.

ILLUSTRATED                                               Death Benefit Option
BENEFITS:                                                 --------------------

                                        Start                      End                     Option
                                            1                       35                     Level




                                                         Base Policy Face Amount
                                                         -----------------------

                                        Start                      End                        Amount
                                            1                       35                     1,500,000

                         The following rider has certain eligibility requirements and is subject to state availability. Ask your agent about the requirements and and its current availability status.

                         This policy also includes the NO LAPSE GUARANTEE RIDER. This rider guarantees that the policy will not lapse until the older insured's age 75 as long as the minimum premium requirements are met. The annual required premium to keep the No Lapse Guarantee in effect is called the "No Lapse Premium".

                         Based upon the terms and conditions of the No Lapse Guarantee Rider, Pacific Life guarantees that the Total
                         Initial Face Amount will remain in force until the older insured's age 75, provided the premiums paid each month, net of loans and withdrawals for that period, is at least one-twelfth of the annual No Lapse Premium of $10,816.84.

                         Any benefit changes illustrated after the first policy year may result in a corresponding change in the No
                         Lapse Premium. IF THIS ILLUSTRATION INCLUDES ANY BENEFIT CHANGES AFTER THE FIRST POLICY YEAR, THESE CHANGES
                         MAY CAUSE THE "NO LAPSE PREMIUM" TO CHANGE.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                                For: Mr. SEPV 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                         If one-twelfth of the initial annual No Lapse Premium is not paid at the start of a policy month and assuming no prepayment of the No Lapse Premium, the No Lapse Guarantee will not be effective for that month. If you have paid less than the "No Lapse Premium" in the past, then paying a No Lapse Guarantee
                         "Catch-up Amount" will enable you to satisfy the premium payment condition for the No Lapse Guarantee to be in effect. The "Catch-Up Amount" is defined in the policy and will be quoted upon request.

                         In the event that the minimum premium requirements have been met and if the Net Accumulated Value is insufficient to pay the monthly deductions due, then the uncollected monthly deductions will accumulate at
                         4% annually in an account called the AV Pay-Off Account. Any premiums made during such time will be first allocated to the AV Pay-Off Account then to the Accumulated Value.

PREMIUM                  Illustrated periodic premium payments are assumed to be made one time per year at the beginning of each
FREQUENCY:               premium payment interval.
ANNUAL

TIMING OF                All values assume premiums and loan interest are paid when due. If a payment is received without being
PAYMENTS                 designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                         All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS                    You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS

                                                  Hypothetical Gross Earnings Rate
                                                  --------------------------------

                                        Start              End             Gross           Net
                                            1               35            12.00%        10.96%


                         The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific Life, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                         The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                                For: Mr. SEPV 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

SUB-ACCOUNT              This illustration assumes that all net premiums (after deduction of premium load) have been allocated to
ALLOCATION               the variable investment options. The amounts shown for Death Benefits, Accumulated Values and Cash
                         Surrender Values in this illustration reflect an average aggregate investment advisory fee at an annual rate of 0.82% of the average daily net assets of the portfolios. The policy values also reflect average aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of 0.11% of the average daily net assets of the portfolios. The total average aggregate net annualized expenses for the periods ending
                         December 31, 2001 (including investmsnet advisory fees and excluding any foreign taxes) is 0.93%.

                                   Portfolio                 Investment    Operating
                                                           Advisory Fee     Expenses
                                  Aggressive Equity               0.80%        0.07%
                                  Aggressive Growth               1.00%        0.10%
                                  Blue Chip                       0.95%        0.05%
                                  Capital Opportunities           0.80%        0.11%
                                  Diversified Research            0.90%        0.04%
                                  Emerging Markets                1.10%        0.21%
                                  Equity                          0.65%        0.05%
                                  Equity Income                   0.95%        0.10%
                                  Equity Index                    0.25%        0.04%
                                  Financial Services              1.10%        0.10%
                                  Focused 30                      0.95%        0.10%
                                  Global Growth                   1.10%        0.66%
                                  Growth LT                       0.75%        0.04%
                                  Health Sciences                 1.10%        0.10%
                                  High Yield Bond                 0.60%        0.03%
                                  I-Net Tollkeeper                1.40%        0.07%
                                  Inflation Managed               0.60%        0.06%
                                  International Large-Cap         1.05%        0.09%
                                  International Value             0.85%        0.08%
                                  Large-Cap Core                  0.65%        0.04%
                                  Large-Cap Value                 0.85%        0.03%
                                  Managed Bond                    0.60%        0.04%
                                  Mid-Cap Growth                  0.90%        0.10%
                                  Mid-Cap Value                   0.85%        0.04%
                                  Money Market                    0.33%        0.03%
                                  Multi-Strategy                  0.65%        0.04%
                                  Real Estate                     1.10%        0.05%
                                  Research                        1.00%        0.10%
                                  Small-Cap Equity                0.65%        0.04%
                                  Small-Cap Index                 0.50%        0.07%
                                  Strategic Value                 0.95%        0.10%
                                  Technology                      1.10%        0.10%
                                  Telecommunications              1.10%        0.11%

                                  Brandes International Equity    0.75%        0.25%
                                  Business Opportunity Value      0.65%        0.25%
                                  Clifton Enhanced U.S. Equity    0.38%        0.25%
                                  Frontier Capital Appreciation   0.90%        0.25%
                                  Turner Core Growth              0.45%        0.25%

                         The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2001. The operating expenses for the Business Opportunity Value, Equity Income, and Research portfolios are estimated. The advisory fee for the I-Net Tollkeeper portfolio has been adjusted to reflect a fee reduction. The Large-Cap Core portfolio was formerly called the Equity Income portfolio. The Real Estate portfolio was formerly called the REIT portfolio.

                         Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                         Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.



                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                                For: Mr. SEPV 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
NET ANNUAL               After deduction of the investment advisory fees and other operating expenses, illustrated gross annual
RETURN                   investment returns of 0% and 12.00% correspond to approximate net annual rates of return of -0.93% and
                         10.96% respectively.

                         The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.10% beginning in year 16, increasing to 0.30% in year 21. This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit. For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                         The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT            Net premiums or Accumulated Value may also be allocated to a choice of two fixed options: Fixed Account and
OPTION(S)                Fixed LT Account. At the beginning of each year, a current rate will be declared and guaranteed for that year. The guaranteed minimum annual interest rate on amounts allocated to the Fixed Account is 3.00%. The guaranteed minimum annual interest rate on amounts allocated to the Fixed LT Account is 4.5% in years 1-10 on the Fixed LT Enhanced Guarantee Amount and 3% on any remaining premiums excess of the Fixed LT Enhanced
                         Guarantee Amount. Beginning in the 11th policy year, the guaranteed minimum annual interest rate is 3%. The current rate is set at Pacific Life's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                         There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                         . You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

                         . You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.

                         . Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time.
                           However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT
                           Account in any 12-month period.

                         . Fixed Account:    Transfers out of the Fixed Account in any 12-month period are limited to the greater of
                                             $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                         . Fixed LT Account: Transfers out of the Fixed LT Account in any 12-month period are limited to the greater of $5,000 or 10% of your policy's accumulated value.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                            For: Mr. SEPV 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                         There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                         For more information on the Fixed Account Option(s), please consult the product prospectus.

                         This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND           A Premium Load is deducted from each premium payment. The Accumulated Value is subject to several monthly
CHARGES                  charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                         The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

TRANSFERS                No charge is currently imposed upon a transfer of Accumulated Value between accounts. However, Pacific Life may assess such a charge at any future date.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                            For: Mr. SEPV 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
LOANS/PARTIAL            Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be a
WITHDRAWALS              vailable under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                         This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of
                         3.25% in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is 3.00%. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.25% beginning in policy year 6.
                         Pacific Life reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution.
                         However, we will not reduce the effective annual rate to less than the 3.00% guaranteed rate. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                         The loan is automatically repaid from the Gross Death Benefit at the death of the second insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net
                         Surrender Value. The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                         The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                         A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.

FUTURE ACTION            If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER              Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

COLUMN                   Accumulated         The total value of the amounts in the Investment Options for the Policy as well as any
DEFINITIONS AND          Value               amounts set aside in the Loan Account, including any accrued earned interest, as of the
KEY TERMS                                    end of the policy year.

                         Age (BOY)           The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                         BOY                 Beginning of year.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                            For: Mr. SEPV 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                        Cash Surrender           The Accumulated Value minus any applicable Surrender Charge as of the end of the
                        Value (EOY)              policy year.

                        Cum. Premium             The illustrated premiums paid each year accumulated at a hypothetical rate of
                        Plus 5%                  return of 5%.

                        "Current Policy          Reflect current policy charges at the hypothetical gross earnings rate(s).
                        Charges"
                        columns

                        EOY                      End of year.

                        Estimated Tax on         Estimated dollar amount of any tax that may be due as a result of a policy loan or
                        Disbursements            partial withdrawal.

                        Face Amount              The minimum death benefit for so long as the policy remains in force. The face amount may be increased or decreased under certain circumstances.

                        Fixed Account            An account that is part of Pacific Life's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest
                                                 (which may not be less than 3.0%) declared by Pacific Life.

                        Fixed LT                 An account that is part of Pacific Life's general account to which all or a
                        Account                  portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                        Fixed LT                 Represents the amount allocated to the Fixed LT Account that will be credited a
                        Enhanced                 minimum guarantee annual interest rate of 4.5% in policy years 1-10. The Fixed
                        Guarantee                LT Enhanced Guarantee Amount for this illustration is $30,390.00.
                        Amount

                        "Guaranteed              Reflect maximum policy charges at 0% hypothetical gross investment return and at
                        Policy Charges"          an assumed hypothetical gross earnings rate.
                        columns

                        Material Change          IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the 7-Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time. In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                        Net Annual Loan          The loan amount taken in cash from a policy. This does not include loans taken
                        (BOY)                    to pay loan interest.

                        Net Cash                 Cash Surrender Value after deducting any outstanding loan amount.
                        Surrender Value

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                            For: Mr. SEPV 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                         Net Death                The amount payable upon the second insured's death. The death benefit proceeds
                         Benefit (EOY)            are always reduced by any outstanding loan balance and increased by any applicable rider benefits.

                         Partial                  A partial withdrawal of a portion of the Net Cash Surrender Value. All
                         Withdrawal               illustrated partial withdrawals are based on current policy charges and
                         (BOY)                    hypothetical gross earnings rate assumptions and may not be available if actual experience is different from the assumptions.

                         Premium Outlay           Annualized premiums that are the sum of the periodic payments you plan to make each year.

                         Variable                 A separate account of Pacific Life or a subaccount of such a separate account,
                         Investment               which is used only to support the variable death benefits and policy values of
                         Options                  variable life insurance policies, and the assets of which are segregated from
                                                  Pacific Life's general account and our other separate accounts.

TAX INFORMATION          Although the information in this illustration is based on our understanding of the Internal Revenue Code
                         (IRC) and on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained from your own counsel or other tax advisor.

                         The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                             Assumed Income Tax Rate
                                                             -----------------------
                                              Start                      End                       Rate
                                                  1                       35                     31.00%

                         Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                         Guideline Premium Test: A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Guideline Premium Test which requires that the sum of the premiums paid reduced by non-taxable partial withdrawals and non-taxable cash dividends at any time does not exceed the greater of the guideline single premium or the sum of the guideline level premiums at such time, and the death benefit payable under the policy at any time is at least equal to an applicable percentage of the accumulated value (the "cash value corridor test"). For the policy being illustrated here, the Guideline Single Premium at issue is $361,869.30 and the Guideline Level Premium at issue is $33,092.20 per year. Failure to qualify as life insurance will have adverse tax consequences.


                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                            For: Mr. SEPV 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                              SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                         Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-
                         deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a Modified Endowment Contract as defined in IRC
                         Sec. 7702A: Withdrawals in the first 15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies. Withdrawals and policy loans may reduce policy values and death benefits.

                         If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                         If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                         Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay
                         Premium limit on the policy being illustrated here is $75,458.68.

                         Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay
                         Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a Material Change then the 'measuring year' will run between anniversaries of the
                         Material Change date instead. Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                         Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                         If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                         Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS
                         POLICY WOULD NOT BECOME A MEC.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                            For: Mr. SEPV 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                                    Initial Guideline Single Premium:                $361,869.30
                                    Initial Guideline Level Premium:                 $ 33,092.20
PREMIUM LIMITS                      Initial Seven Pay Premium:                       $ 75,458.68
SUMMARY

                         When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.




                                                        END OF SUMMARY PAGE

Presented by: PL Producer                                                                                For: Mr. SEPV 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

Proposed Insured #1: Mr. SEPV 6 Weighted Avg            Death Benefit Option = Level               Presented By:
Male, Age 55                                            Total Initial Face Amount = 1,500,000      PL Producer
Select Nonsmoker                                        Premium Payment Interval = Annual

Proposed Insured #2: Mrs. Insured
Female, Age 55
Select Nonsmoker

                                                           Summary Page
------------------------------------------------------------------------------------------------------------------------------------

                                      Current Policy Charges (1)                      Guaranteed Policy Charges (2)
                                      Assuming Hypothetical Gross    Assuming Hypothetical Gross        Assuming Hypothetical Gross
                                      Annual Investment Return of    Annual Investment Return of        Annual Investment Return of
                                           6.00% (5.25% Net)              0.00% (-0.71% Net)                  6.00% (5.25% Net)
                                     -----------------------------------------------------------------------------------------------
                              [Net
                             Loans                   Net         Net                Net        Net                   Net         Net
    Annual-   Premiums   and With-    Accum'd     Surr'r       Death  Accum'd    Surr'r      Death    Accum'd     Surr'r       Death
       ized    Plus 5%     drawals      Value      Value     Benefit    Value     Value    Benefit      Value      Value     Benefit
Yr  Premium   Interest      (BOY)]      (EOY)      (EOY)       (EOY)    (EOY)     (EOY)      (EOY)      (EOY)      (EOY)       (EOY)
------------------------------------------------------------------------------------------------------------------------------------
  1  33,092     34,747        0        24,126      2,856   1,500,000   22,562     1,292  1,500,000     24,126      2,856   1,500,000
  2  33,092     71,231        0        49,503     30,597   1,500,000   44,949    26,042  1,500,000     49,503     30,597   1,500,000
  3  33,092    109,539        0        76,195     59,652   1,500,000   67,162    50,618  1,500,000     76,195     59,652   1,500,000
  4  33,092    149,763        0       104,268     90,088   1,500,000   89,201    75,021  1,500,000    104,268     90,088   1,500,000
  5  33,092    191,998        0       133,791    121,974   1,500,000  111,064    99,247  1,500,000    133,791    121,974   1,500,000
  6  33,092    236,345        0       164,836    155,383   1,500,000  132,750   123,297  1,500,000    164,836    155,383   1,500,000
  7  33,092    282,909        0       197,479    190,389   1,500,000  154,257   147,167  1,500,000    197,479    190,389   1,500,000
  8  33,092    331,801        0       231,799    227,072   1,500,000  175,580   170,853  1,500,000    231,799    227,072   1,500,000
  9  33,092    383,138        0       267,879    265,516   1,500,000  196,717   194,354  1,500,000    267,879    265,516   1,500,000
 10  33,092    437,042        0       306,374    306,374   1,500,000  218,200   218,200  1,500,000    306,374    306,374   1,500,000

 15  33,092    749,786        0       572,314    572,314   1,500,000  320,832   320,832  1,500,000    534,699    534,699   1,500,000
 20  33,092  1,148,936        0       916,384    916,384   1,500,000  370,003   370,003  1,500,000    795,332    795,332   1,500,000
 25  33,092  1,658,364        0     1,373,567  1,373,567   1,500,000  297,754   297,754  1,500,000  1,093,145  1,093,145   1,500,000
 30  33,092  2,308,538        0     1,973,460  1,973,460   2,072,133       ##        ##         ##  1,502,444  1,502,444   1,577,566
 35  33,092  3,138,343        0     2,750,790  2,750,790   2,888,330                                2,042,691  2,042,691   2,144,826

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.  The 'Net Surrender
Value' column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column shown above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates. Current cost of insurance rates for the base coverage are guaranteed for the first ten years from the date they are issued.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                               For: Mr. SEPV 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

                                           Important Information About Your Illustration

------------------------------------------------------------------------------------------------------------------------------------
THIS IS AN          This is an illustration and not a contract.  Although the information contained in this illustration is based on
ILLUSTRATION,       certain tax and legal assumptions, it is not intended to be tax or legal advice.  Such advice should be obtained
NOT A CONTRACT      from the applicant's own counsel or other advisor.

                    This illustration is prepared for presentation in the state of CA.

ILLUSTRATED
BENEFITS:                                               Death Benefit Option
                                                        --------------------

                                         Start                  End                  Option
                                             1                   35                   Level

                                                      Base Policy Face Amount
                                                      -----------------------
                                         Start                  End                  Amount
                                             1                   35               1,500,000

                    The following rider has certain eligibility requirements and is subject to state availability. Ask your agent about the requirements and its current availability status.

                    This policy also includes the NO LAPSE GUARANTEE RIDER. This rider guarantees that the policy will not lapse until the older insured's age 75 as long as the minimum premium requirements are met. The annual required premium to keep the No Lapse Guarantee in effect is called the "No Lapse Premium".

                    Based upon the terms and conditions of the No Lapse Guarantee Rider, Pacific Life guarantees that the Total
                    Initial Face Amount will remain in force until the older insured's age 75, provided the premiums paid each month, net of loans and withdrawals for that period, is at least one-twelfth of the annual No Lapse Premium of
                    $10,816.84.

                    Any benefit changes illustrated after the first policy year may result in a corresponding change in the No Lapse
                    Premium. IF THIS ILLUSTRATION INCLUDES ANY BENEFIT CHANGES AFTER THE FIRST POLICY YEAR, THESE CHANGES MAY CAUSE
                    THE "NO LAPSE PREMIUM" TO CHANGE.

                                                 SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                               For: Mr. SEPV 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                    If one-twelfth of the initial annual No Lapse Premium is not paid at the start of a policy month and assuming no prepayment of the No Lapse Premium, the No Lapse Guarantee will not be effective for that month. If you have paid less than the "No Lapse Premium" in the past, then paying a No Lapse Guarantee "Catch-up Amount" will enable you to satisfy the premium payment condition for the No Lapse Guarantee to be in effect. The "Catch-Up
                    Amount" is defined in the policy and will be quoted upon request.

                    In the event that the minimum premium requirements have been met and if the Net Accumulated Value is insufficient to pay the monthly deductions due, then the uncollected monthly deductions will accumulate at 4%
                    annually in an account called the AV Pay-Off Account. Any premiums made during such time will be first allocated to the AV Pay-Off Account then to the Accumulated Value.

PREMIUM             Illustrated periodic premium payments are assumed to be made one time per year at the beginning of each premium
FREQUENCY:          payment interval.
ANNUAL

TIMING OF            All values assume premiums and loan interest are paid when due. If a payment is received without being
PAYMENTS             designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                     All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS                You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS
                                                 Hypothetical Gross Earnings Rate
                                                 --------------------------------

                                           Start          End         Gross          Net
                                               1           35         6.00%        5.25%

                        The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific Life, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                        The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                              For: Mr. SEPV 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

SUB-ACCOUNT             This illustration assumes that all net premiums (after deduction of premium load) have been allocated to
ALLOCATION              the variable investment options. You have requested that this illustration reflect your selection of investment options. The amounts shown for the Death Benefits, Accumulated Values and Cash Surrender Values
                        in this illustration reflect your selection of investment options and the underlying portfolios' annualized expenses incurred by the portfolios for the periods ending December 31, 2001.

                          Portfolio                   Investment    Operating
                                                    Advisory Fee     Expenses
                          Aggressive Equity                0.80%        0.07%
                          Aggressive Growth                1.00%        0.10%
                          Blue Chip                        0.95%        0.05%
                          Capital Opportunities            0.80%        0.11%
                          Diversified Research             0.90%        0.04%
                          Emerging Markets                 1.10%        0.21%
                          Equity                           0.65%        0.05%
                          Equity Income                    0.95%        0.10%
                          Equity Index                     0.25%        0.04%
                          Financial Services               1.10%        0.10%
                          Focused 30                       0.95%        0.10%
                          Global Growth                    1.10%        0.66%
                          Growth LT                        0.75%        0.04%
                          Health Sciences                  1.10%        0.10%
                          High Yield Bond                  0.60%        0.03%
                          I-Net Tollkeeper                 1.40%        0.07%
                          Inflation Managed                0.60%        0.06%
                          International Large-Cap          1.05%        0.09%
                          International Value              0.85%        0.08%
                          Large-Cap Core                   0.65%        0.04%
                          Large-Cap Value                  0.85%        0.03%
                          Managed Bond                     0.60%        0.04%
                          Mid-Cap Growth                   0.90%        0.10%
                          Mid-Cap Value                    0.85%        0.04%
                          Money Market                     0.33%        0.03%
                          Multi-Strategy                   0.65%        0.04%
                          Real Estate                      1.10%        0.05%
                          Research                         1.00%        0.10%
                          Small-Cap Equity                 0.65%        0.04%
                          Small-Cap Index                  0.50%        0.07%
                          Strategic Value                  0.95%        0.10%
                          Technology                       1.10%        0.10%
                          Telecommunications               1.10%        0.11%

                          Brandes International Equity     0.75%        0.25%
                          Business Opportunity Value       0.65%        0.25%
                          Clifton Enhanced U.S. Equity     0.38%        0.25%
                          Frontier Capital Appreciation    0.90%        0.25%
                          Turner Core Growth               0.45%        0.25%

                    You have selected allocations in the investment options that reflect the annualized expenses of all the available underlying portfolios as of December 31, 2001. The average aggregate annualized expenses of the underlying portfolios weighted according to your selection is at an annual rate of 0.66% of average daily net assets for investment advisory fees and 0.05% for operating expenses (after any offset for custodian credits and
                    12b-1 fee recaptures, and excluding any foreign taxes) which amounts to a total of 0.71%. The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2001. The operating expenses for the Business Opportunity Value,
                    Equity Income and Research portfolios are estimated. The advisory fee for the I-Net Tollkeeper portfolio has been adjusted to reflect a fee reduction. The Large-Cap Core portfolio was formerly called the Equity Income portfolio. The Real Estate portfolio was formerly called the REIT portfolio.



                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                               For: Mr. SEPV 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

                        Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                        Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

                        The average aggregate annualized expenses for all available portfolios for the periods ending December 31,
                        2001 reflect an average investment advisory fee at an annual rate of 0.82% of the average daily net assets of the portfolios. They also reflect average aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of 0.11% of the average daily net assets of the portfolios. The total average aggregate net annualized expenses for the periods ending December 31, 2001 (including investment advisory fees and excluding any foreign taxes) is
                        0.93%.

NET ANNUAL              After deduction of the investment advisory fees and other operating expenses, illustrated gross annual
RETURN                  investment returns of 0% and 6.00% correspond to approximate net annual rates of return of -0.71% and 5.25%
                        respectively.

                        The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.10% beginning in year 16, increasing to 0.30% in year 21. This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit. For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                        The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT           Net premiums or Accumulated Value may also be allocated to a choice of two fixed options: Fixed Account and
OPTION(S)               Fixed LT Account. At the beginning of each year, a current rate will be declared and guaranteed for that year. The guaranteed minimum annual interest rate on amounts allocated to the Fixed Account is 3.00%. The guaranteed minimum annual interest rate on amounts allocated to the Fixed LT Account is 4.5% in years 1-10 on the Fixed LT Enhanced Guarantee Amount and 3% on any remaining premiums excess of the Fixed LT Enhanced
                        Guarantee Amount. Beginning in the 11th policy year, the guaranteed minimum annual interest rate is 3%. The current rate is set at Pacific Life's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                        There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                        .  You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

                        .  You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                               For: Mr. SEPV 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                        . Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time.
                          However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT
                          Account in any 12-month period.

                        . Fixed LT Accout:   Transfers out of the Fixed LT Account in any 12-month period are limited to the greater of $5000 or 10% of your policy's accumulated value.

                        . Fixed Account:     Transfers out of the Fixed Account in any 12-month period are limited to the greater of
                                             $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                        There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                        For more information on the Fixed Account Option(s), please consult the product prospectus.

                        This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND          A Premium Load is deducted from each premium payment. The Accumulated Value is subject to several monthly
CHARGES                 charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                        The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

TRANSFERS               No charge is currently imposed upon a transfer of Accumulated Value between accounts. However, Pacific Life may assess such a charge at any future date.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                               For: Mr. SEPV 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
LOANS/PARTIAL           Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be
WITHDRAWALS             available under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                        This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of
                        3.25% in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is 3.00%. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.25% beginning in policy year 6. Pacific
                        Life reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution.
                        However, we will not reduce the effective annual rate to less than the 3.00% guaranteed rate. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                        The loan is automatically repaid from the Gross Death Benefit at the death of the second insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender
                        Value. The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                        The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                        A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.

FUTURE ACTION           If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER             Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

COLUMN                  Accumulated    The total value of the amounts in the Investment Options for the Policy as well as any
DEFINITIONS AND         Value          amounts set aside in the Loan Account, including any accrued earned interest, as of the
KEY TERMS                              end of the policy year.

                        Age (BOY)      The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                        BOY            Beginning of year.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                               For: Mr. SEPV 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                        Cash Surrender        The Accumulated Value minus any applicable Surrender Charge as of the end of the
                        Value (EOY)           policy year.

                        Cum. Premium          The illustrated premiums paid each year accumulated at a hypothetical rate of
                        Plus 5%               return of 5%.

                        "Current Policy       Reflect current policy charges at the hypothetical gross earnings rate(s).
                        Charges"
                        columns

                        EOY                   End of year.

                        Estimated Tax on      Estimated dollar amount of any tax that may be due as a result of a policy loan or
                        Disbursements         partial withdrawal.

                        Face Amount           The minimum death benefit for so long as the policy remains in force. The face amount may be increased or decreased under certain circumstances.

                        Fixed Account         An account that is part of Pacific Life's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                        Fixed LT              An account that is part of Pacific Life's general account to which all or a portion
                        Account               of the net premiums may be allocated for accumulation at a fixed rate of interest
                                              (which may not be less than 3.0%) declared by Pacific Life.

                        Fixed LT              Represents the amount allocated to the Fixed LT Account that will be credited a
                        Enhanced              minimum guarantee annual interest rate of 4.5% in policy years 1-10. The Fixed LT
                        Guarantee             Enhanced Guarantee Amount for this illustration is $30,390.00.
                        Amount

                        "Guaranteed           Reflect maximum policy charges at 0% hypothetical gross investment return and at
                        Policy Charges"       an assumed hypothetical gross earnings rate.
                        columns

                        Material Change       IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the 7-Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time. In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                        Net Annual Loan       The loan amount taken in cash from a policy. This does not include loans taken to
                        (BOY)                 pay loan interest.

                        Net Cash              Cash Surrender Value after deducting any outstanding loan amount.
                        Surrender Value


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                               For: Mr. SEPV 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                       SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

                         Net Death          The amount payable upon the second insured's death. The death benefit proceeds are
                         Benefit (EOY)      always reduced by any outstanding loan balance and increased by any applicable rider benefits.

                         Partial             A partial withdrawal of a portion of the Net Cash Surrender Value. All illustrated
                         Withdrawal          partial withdrawals are based on current policy charges and hypothetical gross earnings
                         (BOY)               rate assumptions and may not be available if actual experience is different from the assumptions.

                         Premium Outlay      Annualized premiums that are the sum of the periodic payments you plan to make each year.

                         Variable            A separate account of Pacific Life or a subaccount of such a separate account, which is
                         Investment          used only to support the variable death benefits and policy values of variable life
                         Options             insurance policies, and the assets of which are segregated from Pacific Life's general account and our other separate accounts.

TAX INFORMATION          Although the information in this illustration is based on our understanding of the Internal Revenue Code
                         (IRC) and on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained from your own counsel or other tax advisor.

                         The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                             Assumed Income Tax Rate

                                              Start                    End                      Rate
                                                  1                     35                    31.00%

                         Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                         Guideline Premium Test: A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Guideline Premium Test which requires that the sum of the premiums paid reduced by non-taxable partial withdrawals and non-taxable cash dividends at any time does not exceed the greater of the guideline single premium or the sum of the guideline level premiums at such time, and the death benefit payable under the policy at any time is at least equal to an applicable percentage of the accumulated value (the "cash value corridor test"). For the policy being illustrated here, the Guideline Single Premium at issue is $361,869.30 and the Guideline Level Premium at issue is $33,092.20 per year. Failure to qualify as life insurance will have adverse tax consequences.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                               For: Mr. SEPV 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                        SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA


                         Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-
                         deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a Modified Endowment Contract as defined in IRC
                         Sec. 7702A: Withdrawals in the first 15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies. Withdrawals and policy loans may reduce policy values and death benefits.

                         If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                         If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                         Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay
                         Premium limit on the policy being illustrated here is $75,458.68.

                         Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay
                         Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a Material Change then the 'measuring year' will run between anniversaries of the
                         Material Change date instead. Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                         Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                         If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                         Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS
                         POLICY WOULD NOT BECOME A MEC.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                               For: Mr. SEPV 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA


PREMIUM LIMITS
SUMMARY                                    Initial Guideline Single Premium:             $361,869.30
                                           Initial Guideline Level Premium:              $ 33,092.20
                                           Initial Seven Pay Premium:                    $ 75,458.68

                         When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.


                                                        END OF SUMMARY PAGE

Presented by: PL Producer                                                                               For: Mr. SEPV 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                        SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

Proposed Insured #1: Mr. SEPV 12 Weighted Avg             Death Benefit Option = Level                          Presented By:
Male, Age 55                                              Total Initial Face Amount = 1,500,000                 PL Producer
Select Nonsmoker                                          Premium Payment Interval = Annual

Proposed Insured #2: Mrs.  Insured
Female, Age 55
Select Nonsmoker

                                                              Summary Page
------------------------------------------------------------------------------------------------------------------------------------

                                        Current Policy Charges (1)                      Guaranteed Policy Charges (2)
                                        Assuming Hypothetical Gross   Assuming Hypothetical Gross      Assuming Hypothetical Gross
                                        Annual Investment Return of   Annual Investment Return of      Annual Investment Return of
                                            12.00% (11.21% Net)            0.00% (-0.71% Net)              12.00% (11.21% Net)
                                      ---------------------------------------------------------------------------------------------
                              [Net
                             Loans                    Net        Net               Net        Net                   Net        Net
     Annual-   Premiums  and With-    Accum'd      Surr'r      Death  Accum'd   Surr'r      Death    Accum'd     Surr'r      Death
        ized    Plus 5%    drawals      Value       Value    Benefit    Value    Value    Benefit      Value      Value    Benefit
 Yr  Premium   Interest     (BOY)]      (EOY)       (EOY)      (EOY)    (EOY)    (EOY)      (EOY)      (EOY)      (EOY)      (EOY)
----------------------------------------------------------------------------------------------------------------------------------
  1   33,092     34,747       0       25,696       4,426   1,500,000   22,562    1,292  1,500,000     25,696      4,426  1,500,000
  2   33,092     71,231       0       54,254      35,347   1,500,000   44,949   26,042  1,500,000     54,254     35,347  1,500,000
  3   33,092    109,539       0       85,993      69,450   1,500,000   67,162   50,618  1,500,000     85,993     69,450  1,500,000
  4   33,092    149,763       0      121,265     107,085   1,500,000   89,201   75,021  1,500,000    121,265    107,085  1,500,000
  5   33,092    191,998       0      160,461     148,644   1,500,000  111,064   99,247  1,500,000    160,461    148,644  1,500,000
  6   33,092    236,345       0      204,016     194,563   1,500,000  132,750  123,297  1,500,000    204,016    194,563  1,500,000
  7   33,092    282,909       0      252,413     245,323   1,500,000  154,257  147,167  1,500,000    252,413    245,323  1,500,000
  8   33,092    331,801       0      306,187     301,460   1,500,000  175,580  170,853  1,500,000    306,187    301,460  1,500,000
  9   33,092    383,138       0      365,937     363,573   1,500,000  196,717  194,354  1,500,000    365,937    363,573  1,500,000
 10   33,092    437,042       0      432,924     432,924   1,500,000  218,200  218,200  1,500,000    432,924    432,924  1,500,000

 15   33,092    749,786       0      946,588     946,588   1,500,000  320,832  320,832  1,500,000    913,059    913,059  1,500,000
 20   33,092  1,148,936       0    1,826,527   1,826,527   1,954,384  370,003  370,003  1,500,000  1,736,009  1,736,009  1,857,530
 25   33,092  1,658,364       0    3,356,408   3,356,408   3,524,229  297,754  297,754  1,500,000  3,131,861  3,131,861  3,288,454
 30   33,092  2,308,538       0    5,980,264   5,980,264   6,279,278       ##       ##         ##  5,426,768  5,426,768  5,698,106
 35   33,092  3,138,343       0   10,465,780  10,465,780  10,989,069                               9,089,288  9,089,288  9,543,752

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender Value'
column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column shown above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates. Current cost of insurance rates for the base coverage are guaranteed for the first ten years from the date they are issued.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                              For: Mr. SEPV 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

                                           Important Information About Your Illustration

------------------------------------------------------------------------------------------------------------------------------------
THIS IS AN          This is an illustration and not a contract. Although the information contained in this illustration is based on
ILLUSTRATION,       certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained
NOT A CONTRACT      from the applicant's own counsel or other advisor.

                    This illustration is prepared for presentation in the state of CA.


ILLUSTRATED                                          Death Benefit Option
BENEFITS:                                            --------------------
                                              Start          End            Option
                                                 1            35            Level

                                                     Base Policy Face Amount
                                                     -----------------------
                                              Start          End            Amount
                                                 1            35         1,500,000

                    The following rider has certain eligibility requirements and is subject to state availability. Ask your agent about the requirements and its current availability status.

                    This policy also includes the NO LAPSE GUARANTEE RIDER. This rider guarantees that the policy will not lapse until the older insured's age 75 as long as the minimum premium requirements are met. The annual required premium to keep the No Lapse Guarantee in effect is called the "No Lapse Premium".

                    Based upon the terms and conditions of the No Lapse Guarantee Rider, Pacific Life guarantees that the Total
                    Initial Face Amount will remain in force until the older insured's age 75, provided the premiums paid each month, net of loans and withdrawals for that period, is at least one-twelfth of the annual No Lapse Premium of
                    $10,816.84.

                    Any benefit changes illustrated after the first policy year may result in a corresponding change in the No Lapse
                    Premium. IF THIS ILLUSTRATION INCLUDES ANY BENEFIT CHANGES AFTER THE FIRST POLICY YEAR, THESE CHANGES MAY CAUSE
                    THE "NO LAPSE PREMIUM" TO CHANGE.




                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                              For: Mr. SEPV 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                    If one-twelfth of the initial annual No Lapse Premium is not paid at the start of a policy month and assuming no prepayment of the No Lapse Premium, the No Lapse Guarantee will not be effective for that month. If you have paid less than the "No Lapse Premium" in the past, then paying a No Lapse Guarantee "Catch-up Amount" will enable you to satisfy the premium payment condition for the No Lapse Guarantee to be in effect. The "Catch-Up
                    Amount" is defined in the policy and will be quoted upon request.

                    In the event that the minimum premium requirements have been met and if the Net Accumulated Value is insufficient to pay the monthly deductions due, then the uncollected monthly deductions will accumulate at 4%
                    annually in an account called the AV Pay-Off Account. Any premiums made during such time will be first allocated to the AV Pay-Off Account then to the Accumulated Value.

PREMIUM             Illustrated periodic premium payments are assumed to be made one time per year at the beginning of each premium
FREQUENCY:          payment interval.
ANNUAL

TIMING OF           All values assume premiums and loan interest are paid when due. If a payment is received without being
PAYMENTS            designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                    All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS               You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS

                                                Hypothetical Gross Earnings Rate
                                                --------------------------------
                                            Start        End         Gross      Net
                                                1         35        12.00%   11.21%

                    The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific Life, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                    The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                              For: Mr. SEPV 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA

SUB-ACCOUNT         This illustration assumes that all net premiums (after deduction of premium load) have been allocated to the
ALLOCATION          variable investment options. You have requested that this illustration reflect your selection of investment options. The amounts shown for the Death Benefits, Accumulated Values and Cash Surrender Values in this illustration reflect your selection of investment options and the underlying portfolios' annualized expenses incurred by the portfolios for the periods ending December 31, 2001.

                                                    Investment    Operating
                        Portfolio                 Advisory Fee     Expenses
                        Aggressive Equity                0.80%        0.07%
                        Aggressive Growth                1.00%        0.10%
                        Blue Chip                        0.95%        0.05%
                        Capital Opportunities            0.80%        0.11%
                        Diversified Research             0.90%        0.04%
                        Emerging Markets                 1.10%        0.21%
                        Equity                           0.65%        0.05%
                        Equity Income                    0.95%        0.10%
                        Equity Index                     0.25%        0.04%
                        Financial Services               1.10%        0.10%
                        Focused 30                       0.95%        0.10%
                        Global Growth                    1.10%        0.66%
                        Growth LT                        0.75%        0.04%
                        Health Sciences                  1.10%        0.10%
                        High Yield Bond                  0.60%        0.03%
                        I-Net Tollkeeper                 1.40%        0.07%
                        Inflation Managed                0.60%        0.06%
                        International Large-Cap          1.05%        0.09%
                        International Value              0.85%        0.08%
                        Large-Cap Core                   0.65%        0.04%
                        Large-Cap Value                  0.85%        0.03%
                        Managed Bond                     0.60%        0.04%
                        Mid-Cap Growth                   0.90%        0.10%
                        Mid-Cap Value                    0.85%        0.04%
                        Money Market                     0.33%        0.03%
                        Multi-Strategy                   0.65%        0.04%
                        REIT                             1.10%        0.05%
                        Research                         1.00%        0.10%
                        Small-Cap Equity                 0.65%        0.04%
                        Small-Cap Index                  0.50%        0.07%
                        Strategic Value                  0.95%        0.10%
                        Technology                       1.10%        0.10%
                        Telecommunications               1.10%        0.11%

                        Brandes International Equity     0.75%        0.25%
                        Business Opportunity Value       0.65%        0.25%
                        Clifton Enhanced U.S. Equity     0.38%        0.25%
                        Frontier Capital Appreciation    0.90%        0.25%
                        Turner Core Growth               0.45%        0.25%

                    You have selected allocations in the investment options that reflect the annualized expenses of all the available underlying portfolios as of December 31, 2001. The average aggregate annualized expenses of the underlying portfolios weighted according to your selection is at an annual rate of 0.66% of average daily net assets for investment advisory fees and 0.05% for operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) which amounts to a total of 0.71%. The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2001. The operating expenses for the Business
                    Opportunity Value, Equity Income and Research portfolios are estimated. The advisory fee for the I-Net
                    Tollkeeper portfolio has been adjusted to reflect a fee reduction. The Large-Cap Core portfolio was formerly called the Equity Income portfolio. The Real Estate portfolio was formerly called the REIT portfolio.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                              For: Mr. SEPV 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA


                    Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                    Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

                    The average aggregate annualized expenses for all available portfolios for the periods ending December 31, 2001 reflect an average investment advisory fee at an annual rate of 0.82% of the average daily net assets of the portfolios. They also reflect average aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of 0.11% of the average daily net assets of the portfolios. The total average aggregate net annualized expenses for the periods ending
                    December 31, 2001 (including investment advisory fees and excluding any foreign taxes) is 0.93%.

NET ANNUAL          After deduction of the investment advisory fees and other operating expenses, illustrated gross annual
RETURNS             investment returns of 0% and 12.00% correspond to approximate net annual rates of return of -0.71% and 11.21%
                    respectively.

                    The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.10% beginning in year 16, increasing to 0.30% in year 21. This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit. For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                    The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT       Net premiums or Accumulated Value may also be allocated to a choice of two fixed options: Fixed Account and
OPTION(S)           Fixed LT Account. At the beginning of each year, a current rate will be declared and guaranteed for that year.
                    The guaranteed minimum annual interest rate on amounts allocated to the Fixed Account is 3.00%. The guaranteed minimum annual interest rate on amounts allocated to the Fixed LT Account is 4.5% in years 1-10 on the Fixed LT
                    Enhanced Guarantee Amount and 3% on any remaining premiums excess of the Fixed LT Enhanced Guarantee Amount.
                    Beginning in the 11th policy year, the guaranteed minimum annual interest rate is 3%. The current rate is set at
                    Pacific Life's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                    There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                    .  You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.
                    .  You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                               For: Mr.SEPV 12 Weighted Avg

                        Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                          PacificSelect Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA


                    .  Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time. However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT Account in any
                       12-month period.

                    .  Fixed LT Account: Transfers out of the Fixed LT account in any 12-month period are limited to the greater of
                                         $5000 of 10% of you policy's accumulated value.

                    .  Fixed Account:    Transfers out of the Fixed Account in any 12-month period are limited to the greater of
                                         $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                    There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                    For more information on the Fixed Account Option(s), please consult the product prospectus.

                    This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND      A Premium Load is deducted from each premium payment. The Accumulated Value is subject to several monthly
CHARGES             charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                    The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

TRANSFERS           No charge is currently imposed upon a transfer of Accumulated Value between accounts. However, Pacific Life may assess such a charge at any future date.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                              For: Mr. SEPV 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660



                                                        SEP5 - GPT - NonGI
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[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA


LOANS/PARTIAL       Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be available
WITHDRAWALS         under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                    This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of 3.25%
                    in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is 3.00%. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.25% beginning in policy year 6. Pacific Life reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution. However, we will not reduce the effective annual rate to less than the 3.00% guaranteed rate. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                    The loan is automatically repaid from the Gross Death Benefit at the death of the second insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender Value. The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                    The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                    A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.

FUTURE ACTION       If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER         Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

COLUMN              Accumulated   The total value of the amounts in the Investment Options for the Policy as well as any amounts set
DEFINITIONS AND     Value         aside in the Loan Account, including any accrued earned interest, as of the end of the policy
KEY TERMS                         year.

                    Age (BOY)     The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                    BOY           Beginning of year.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                              For: Mr. SEPV 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                        SEP5 - GPT - NonGI
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[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                    Cash Surrender        The Accumulated Value minus any applicable Surrender Charge as of the end of the policy
                    Value (EOY)           year.

                    Cum. Premium          The illustrated premiums paid each year accumulated at a hypothetical rate of return of
                    Plus 5%               5%.

                    "Current Policy       Reflect current policy charges at the hypothetical gross earnings rate(s).
                    Charges"
                    columns

                    EOY                   End of year.

                    Estimated Tax on      Estimated dollar amount of any tax that may be due as a result of a policy loan or partial
                    Disbursements         withdrawal.

                    Face Amount           The minimum death benefit for so long as the policy remains in force. The face amount may be increased or decreased under certain circumstances.

                    Fixed Account         An account that is part of Pacific Life's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                    Fixed LT              An account that is part of Pacific Life's general account to which all or a portion of the
                    Account               net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                    Fixed LT              Represents the amount allocated to the Fixed LT Account that will be credited a minimum
                    Enhanced              guarantee annual interest rate of 4.5% in policy years 1-10. The Fixed LT Enhanced
                    Guarantee             Guarantee Amount for this illustration is $30,390.00.
                    Amount

                    "Guaranteed           Reflect maximum policy charges at 0% hypothetical gross investment return and at an
                    Policy Charges"       assumed hypothetical gross earnings rate.
                    columns

                    Material Change       IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the
                                          7-Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time. In addition, a Material Change will occur if certain policy guarantees change (e.g.
                                          a change in rating class).

                    Net Annual Loan       The loan amount taken in cash from a policy. This does not include loans taken to pay loan
                    (BOY)                 interest.

                    Net Cash              Cash Surrender Value after deducting any outstanding loan amount.
                    Surrender Value


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                              For: Mr. SEPV 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - GPT - NonGI
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[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                    Net Death             The amount payable upon the second insured's death. The death benefit proceeds are always
                    Benefit (EOY)         reduced by any outstanding loan balance and increased by any applicable rider benefits.

                    Partial               A partial withdrawal of a portion of the Net Cash Surrender Value. All illustrated partial
                    Withdrawal            withdrawals are based on current policy charges and hypothetical gross earnings rate
                    (BOY)                 assumptions and may not be available if actual experience is different from the assumptions.

                    Premium Outlay        Annualized premiums that are the sum of the periodic payments you plan to make each year.

                    Variable              A separate account of Pacific Life or a subaccount of such a separate account, which is
                    Investment            used only to support the variable death benefits and policy values of variable life
                    Options               insurance policies, and the assets of which are segregated from Pacific Life's general account and our other separate accounts.

 TAX INFORMATION    Although the information in this illustration is based on our understanding of the Internal Revenue Code (IRC)
                    and on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained from your own counsel or other tax advisor.

                    The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                   Assumed Income Tax Rate

                                             Start           End           Rate
                                                 1            35         31.00%

                    Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                    Guideline Premium Test: A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Guideline Premium Test which requires that the sum of the premiums paid reduced by non- taxable partial withdrawals and non-taxable cash dividends at any time does not exceed the greater of the guideline single premium or the sum of the guideline level premiums at such time, and the death benefit payable under the policy at any time is at least equal to an applicable percentage of the accumulated value (the "cash value corridor test"). For the policy being illustrated here, the Guideline
                    Single Premium at issue is $361,869.30 and the Guideline Level Premium at issue is $33,092.20 per year. Failure to qualify as life insurance will have adverse tax consequences.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                              For: Mr. SEPV 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - GPT - NonGI
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[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
                                          Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends.
                                          For a life insurance policy that is not a Modified Endowment Contract as defined in IRC
                                          Sec. 7702A: Withdrawals in the first 15 policy years may be taxable under IRC
                                          7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and
                                          policy loans are not taxable provided that the policy remains in force until the insured dies. Withdrawals and policy loans may reduce policy values and death benefits.

                                          If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                                          If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                                          Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the
                                          Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay Premium limit on the policy being illustrated here is $75,458.68.

                                          Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a Material Change then the 'measuring year' will run between anniversaries of the Material
                                          Change date instead. Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                                          Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties.
                                          Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                                          If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                                          Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS POLICY WOULD NOT BECOME A MEC.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL Producer                                                                              For: Mr. SEPV 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - GPT - NonGI
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

[LOGO OF PACIFIC LIFE]                                         Pacific Select Estate Preserver V - GPT - Life Insurance Illustration
                                                             Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #PS01SP5 - For Presentation in CA
PREMIUM LIMITS
SUMMARY                Initial Guideline Single Premium:  $361,869.30
                       Initial Guideline Level Premium:   $ 33,092.20
                       Initial Seven Pay Premium:         $ 75,458.68

                    When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.


                                                        END OF SUMMARY PAGE

Presented by: PL Producer                                                                              For: Mr. SEPV 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP5 - GPT - NonGI
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